LIMITED PARTNERSHIP AGREEMENT OF
                          CORAL ENERGY RESOURCES, L.P.


                         (DATED AS OF SEPTEMBER 1, 1995)






THE INTERESTS DESCRIBED IN THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS (THE "ACTS"). SUCH INTERESTS ARE BEING OFFERED AND SOLD FOR INVESTMENT AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH INTERESTS UNDER THE ACTS OR AN EXEMPTION THEREFROM UNDER THE ACTS.



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                                TABLE OF CONTENTS


ARTICLE I.................................................................  1
         DEFINITIONS......................................................  1
         1.1      DEFINITIONS.............................................  1
         1.2      OTHER DEFINED TERMS..................................... 12
         1.3      CONSTRUCTION............................................ 12
         1.4      REFERENCES.............................................. 12

ARTICLE II................................................................ 12
         FORMATION, NAME, PURPOSES AND OFFICES............................ 12
         2.1      ORGANIZATION............................................ 12
         2.2      PARTNERSHIP NAME........................................ 12
         2.3      PURPOSES................................................ 12
         2.4      REGISTERED OFFICE; PRINCIPAL OFFICE..................... 13
         2.5      TERM.................................................... 13
         2.6      FILINGS................................................. 13
         2.7      INDEPENDENT ACTIVITIES.................................. 13
         2.8      POWERS.................................................. 13

ARTICLE III............................................................... 14
         PARTNERS' CAPITAL CONTRIBUTIONS AND SHIFTS IN EQUITY SHARES...... 14
         3.1      CAPITAL CONTRIBUTIONS................................... 14
         3.2      CAPITAL CONTRIBUTIONS OF THE PARTNERS................... 14
         3.3      TRUE-UP OF VALUE OF ECONOMIC INTERESTS CONTRIBUTED...... 14
         3.4      ADDITIONAL FUNDING...................................... 16
         3.5      CAPITAL ACCOUNTS........................................ 17
         3.6      1998 EQUITY SHIFT....................................... 20
         3.7      1999 EQUITY SHIFT....................................... 22
        [3.8     intentionally left blank.]............................... 24
         3.9      PARTNERSHIP PREFERRED RETURN DETERMINATION PROMPTED BY
                  UNANTICIPATED CHANGE IN VOLUME.......................... 25
         3.10     OTHER MATTERS........................................... 27

ARTICLE IV................................................................ 27
         DISTRIBUTIONS.................................................... 27
         4.1      DISTRIBUTIONS........................................... 27
         4.2      TAX DISTRIBUTIONS....................................... 28

ARTICLE V................................................................. 28
         ALLOCATIONS...................................................... 28
         5.1      ALLOCATIONS OF PROFITS.................................. 28
         5.2      ALLOCATIONS OF LOSSES................................... 28
         5.3      SPECIAL ALLOCATIONS..................................... 29
         5.4      CURATIVE ALLOCATIONS.................................... 31
         5.5      OTHER ALLOCATION RULES.................................. 31

         5.6      ALLOCATIONS FOR TAX PURPOSES............................ 32

ARTICLE VI................................................................ 33
         MANAGEMENT OF THE PARTNERSHIP.................................... 33
         6.1      BOARD................................................... 33
         6.2      OFFICERS................................................ 37
         6.3      POWERS RESERVED TO GENERAL PARTNERS..................... 38
         6.4      RESOLUTION OF DEADLOCK.................................. 39
         6.5      DUTIES, RIGHTS AND OBLIGATIONS OF PARTNERS.............. 40
         6.6      INDEMNIFICATION OF THE GENERAL PARTNER.................. 41
         6.7      PARTNERSHIP ACCOUNTS.................................... 41
         6.8      APPROVAL BY LIMITED PARTNERS............................ 42
         6.9      RELIANCE BY THIRD PARTIES............................... 42
         6.10     TRANSACTIONS WITH PARTNERS.............................. 42

ARTICLE VII............................................................... 42
         BOOKS AND RECORDS................................................ 42
         7.1      BOOKS AND RECORDS; PERIODIC REPORTING................... 42
         7.2      RIGHT TO INSPECTION..................................... 43
         7.3      TAX MATTERS PARTNER..................................... 43
         7.4      TAX ELECTIONS........................................... 44

ARTICLE VIII.............................................................. 45
         TRANSFER; ADMISSION AND WITHDRAWAL OF PARTNERS................... 45
         8.1      RESTRICTIONS ON TRANSFER................................ 45
         8.2      TRANSFER TO AFFILIATE OR TRANSFER WITH CONSENT.......... 45
         8.3      "FIRST LOOK" TRANSFERS AFTER EXIT DATE.................. 45
         8.4      "LAST LOOK" TRANSFERS AFTER EXIT DATE................... 46
         8.5      PARTNERSHIP INTEREST RETIREMENT OPTION.................. 47
         8.6      ADMISSION OF NEW LIMITED PARTNERS....................... 48
         8.7      CHANGE OF CONTROL....................................... 49
         8.8      WITHDRAWAL OF A PARTNER................................. 50
         8.9      SUBSTITUTE PARTNERS..................................... 51
         8.10     EFFECT OF DISPOSITION................................... 51
         8.11     EFFECT OF NONCOMPLIANCE................................. 51
         8.12     EFFECT ON SUPPLY AGREEMENTS............................. 51
ARTICLE IX................................................................ 52
         DISSOLUTION OF PARTNERSHIP....................................... 52
         9.1      DISSOLUTION EVENTS...................................... 52
         9.2      RECONSTITUTION OF THE PARTNERSHIP....................... 53

ARTICLE X................................................................. 54
         LIQUIDATION OF THE PARTNERSHIP................................... 54
         10.1     LIQUIDATION............................................. 54
         10.2     COMPLIANCE WITH TIMING REQUIREMENTS OF REGULATIONS...... 55
         10.3     DEEMED DISTRIBUTION AND RECONSTITUTION.................. 55
         10.4     RIGHTS OF LIMITED PARTNERS.............................. 55

CONFIDENTIAL   TREATMENT   (NOTE:  *  INDICATES   OMITTED   MATERIAL  FOR  WHICH
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.)


ARTICLE XI................................................................ 56
         REPRESENTATIONS OF LIMITED PARTNERS; INDEMNIFICATION............. 56
         11.1     REPRESENTATIONS OF LIMITED PARTNERS..................... 56
         11.2     INDEMNIFICATION......................................... 57
         11.3     NET WORTH MAINTENANCE................................... 57

ARTICLE XII............................................................... 57
         MISCELLANEOUS.................................................... 57
         12.1     *                        ............................... 57
         12.2     ADDITIONAL DOCUMENTS AND ACTS........................... 57
         12.3     GOVERNING LAW........................................... 58
         12.4     SEVERABILITY............................................ 58
         12.5     BINDING EFFECT.......................................... 58
         12.6     AGREEMENT RESTRICTED TO PARTNERS........................ 58
         12.7     COUNTERPARTS............................................ 58
         12.8     POWER OF ATTORNEY; AMENDMENTS........................... 58
         12.9     NOTICES................................................. 59
         12.10    BINDING ARBITRATION..................................... 60
         12.11    CONFIDENTIAL INFORMATION................................ 61
         12.12    WAIVER OF CONSEQUENTIAL AND PUNITIVE DAMAGES............ 62
         12.13    CONFLICTS WITH INITIAL AGREEMENTS....................... 62


EXHIBITS

         A -      Capital Contributions

         B -      Initial Agreements

         C -      Shell LP1 Economic Interest Contributions

         D -      Tejas LP1 Economic Interest Contributions

         E -      Projected Sales Margins of Shell LP1 Economic Interest
                  Contributions

         F -      Projected Sales Volumes of Tejas LP1 Economic Interest
                  Contributions

         G -      Initial Business Plan

THE INTERESTS DESCRIBED IN THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS (THE "ACTS"). SUCH INTERESTS ARE BEING OFFERED AND SOLD FOR INVESTMENT AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH INTERESTS UNDER THE ACTS OR AN EXEMPTION THEREFROM UNDER THE ACTS.

                        LIMITED PARTNERSHIP AGREEMENT OF
                          CORAL ENERGY RESOURCES, L.P.


     THIS LIMITED PARTNERSHIP AGREEMENT ("AGREEMENT") of Coral Energy Resources, L.P. (the "PARTNERSHIP"), shall be effective as of September 1, 1995 (the
"EFFECTIVE DATE"), by and among Shell Gas Marketing Company, a Delaware corporation ("Shell GP"), and Tejas Alliance GP Company, a Delaware corporation ("Tejas GP"), each as a general partner of the Partnership, Shell Gas Investment Company, a Delaware corporation ("Shell LP2") and Tejas Alliance Resources
Company, a Delaware corporation ("Tejas LP2"), as limited partners, and the additional limited partners identified on the signature pages to this Agreement.

         WHEREAS, effective November 1, 1995, Shell Gas Trading Company, a Delaware corporation ("SGTC"), Shell Offshore Inc. ("SOI") and Shell Western E&P Inc. ("SWEPI"), as limited partners hereunder (collectively referred to herein as "Shell LP1" until such time as SOI and SWEPI transfer their limited partnership Interests to their indirect successor SGTC (thereafter, alone referred to herein as "Shell LP1")), shall make the contributions identified for them on EXHIBIT A hereto, and thereafter SOI and SWEPI shall indirectly contribute their limited partnership Interests to SGTC;

         WHEREAS, the direct and indirect subsidiaries of Tejas Gas Corporation identified on the signature pages to this Agreement (collectively referred to herein as "Tejas LP1" until such time as they transfer their limited partnership Interests to their indirect successor Tejas Alliance Energy Company, a Delaware corporation (thereafter, referred to herein as "Tejas LP1")), shall make the contributions identified for them on EXHIBIT A hereto, and thereafter shall contribute their limited partnership Interests to said Tejas Alliance Energy Company; and

         WHEREAS, references to Shell GP, Tejas GP, Shell LP1, Shell LP2, Tejas LP1, and Tejas LP2 herein shall also refer to any successor to their respective Interests (as herein defined);

         NOW, THEREFORE, the undersigned parties agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

     1.1 DEFINITIONS. In addition to the defined terms set forth above, the following capitalized terms shall have the following meanings when used in this
Agreement:

CONFIDENTIAL   TREATMENT   (NOTE:  *  INDICATES   OMITTED   MATERIAL  FOR  WHICH
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.)


               (a) "* CREDIT RATING" means a credit rating of * or above from Standard & Poor's or * or above from Moody's Investor Service.

               (b) "ACCOUNTANTS" means the independent accounting firm retained by the Board to audit the financial statements of the Partnership.

               (c) "ACT" means the Delaware Revised Uniform Limited Partnership Act, Title 6, Chapter 17 of the Delaware Code, as amended from time to time (or any corresponding provisions of succeeding law).

               (d)   "ADDITIONAL   CAPITAL   CONTRIBUTION"   means  any  Capital
          Contribution   by  a   Partner   other   than  its   initial   Capital
          Contributions.

               (e) "ADDITIONAL PARTNERS" means any Partner acquiring a newly created Interest after the date hereof.

               (f) "ADJUSTED CAPITAL ACCOUNT" means, with respect to any Limited Partner, the balance in such Limited Partner's Capital Account as of the end of the relevant Fiscal Year, after giving effect to the following adjustments:

                    (i) Credit to such Capital  Account the maximum amount which such Limited Partner could then be obligated to restore pursuant to any provision of this Agreement or is deemed to be obligated to restore pursuant to the penultimate sentences of Sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Regulations;

                    (ii) Debit to such  Capital  Account the items  described in
               Sections  1.704-1(b)(2)(ii)(d)(4),  1.704-1(b)(2)(ii)(d)(5),  and
               1.704-1(b)(2)(ii)(d)(6) of the Regulations.

         The foregoing definition of Adjusted Capital Account is intended to comply with the provisions of Section 1.704-1(b)(2)(ii)(d) of the Regulations and shall be interpreted consistently therewith. The Adjusted Capital Account in respect of an interest held by a Limited Partner shall be the amount which such Adjusted Capital Account would be if such interest in the Partnership was the only interest in the Partnership held by a Limited Partner.

               (g) "ADJUSTED CAPITAL ACCOUNT DEFICIT" means, with respect to any Partner, the deficit balance, if any, in such Partner's Adjusted Capital Account.

               (h) "ADJUSTED PROPERTY" means any property the Carrying Value of which has been adjusted pursuant to SECTION 3.5(d) OR 3.5(e). Once an Adjusted Property is deemed distributed by, and recontributed to, the Partnership for federal income tax purposes upon a termination thereof pursuant to Section 708 of the Code, such property shall thereafter constitute a Contributed Property until the Carrying Value of such property is subsequently adjusted pursuant to SECTION 3.5(d) OR 3.5(e).

CONFIDENTIAL   TREATMENT   (NOTE:  *  INDICATES   OMITTED   MATERIAL  FOR  WHICH
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.)


               (i) "AFFILIATE" means, with respect to any Person, any Person controlling, controlled by or under common control with such Person, with the concept of control in such context meaning the possession, directly or indirectly, of the power to direct the management and policies of another, whether through the ownership of voting securities, by contract or otherwise.

               (j) "AGREED VALUE" of any Contributed Property means the fair market value of such property or other consideration at the time of contribution as determined by the Board using such reasonable method of valuation as it may adopt. The Board shall, in its sole discretion, use such method as it deems reasonable and appropriate to allocate the aggregate Agreed Value of Contributed Properties contributed to the Partnership in a single or integrated transaction among each separate property on a basis proportional to the fair market value of each Contributed Property.

               (k) "BOARD" has the meaning ascribed to such term in SECTION 6.1(a).

               (l) "BOOK-TAX DISPARITY" means with respect to any item of Contributed Property or Adjusted Property, as of the Date of Determination, the difference between the Carrying Value of such Contributed Property or Adjusted Property and the adjusted basis thereof for federal income tax purposes as of such date. A Partner's share of the Partnership's Book-Tax Disparities in all of its Contributed Property and Adjusted Property will be reflected by the difference between such Partner's Capital Account balance as maintained pursuant to SECTION 3.5 and the hypothetical balance of such Partner's Capital Account computed as if it had been maintained strictly in accordance with federal income tax accounting principles.

               (m) "BREAK-UP VALUE" means the cash plus fair market value of contracts and other assets (net of any liabilities and net of any debt encumbering such assets) that would be received by the Requesting Partner Group from a liquidation of the Partnership in accordance with
          ARTICLE X, following a dissolution in accordance with ARTICLE IX.

               (n) "BUSINESS DAYS" means any days upon which national banks are open for business in the city of Houston, Texas.

               (o) "BUSINESS PLAN" means a document setting forth the Partnership's strategy, profit plan, marketing and trading plan, financing and capitalization plan, capital expenditures budget and expense budget, as approved by the Board. The initial Business Plan is attached as EXHIBIT G.

               (p) "CAPITAL ACCOUNT" means the Capital Account maintained for each Partner pursuant to SECTION 3.5.

               (q) "CAPITAL CHARGE" means an amount computed on the applicable outstanding balance, from time to time, at the rate of * per annum, pretax.

               (r) "CAPITAL CONTRIBUTIONS" means, with respect to any Partner, the amount of money, in cash, and the initial Net Agreed Value of any property (other than money) contributed to the Partnership with respect to the interest in the Partnership held by such Partner. Loans to the Partnership shall not be considered Capital Contributions or included in the Capital Account of any Partner. The principal amount of a promissory note which is not readily traded on an established securities market and which is contributed to the Partnership by the maker of the note (or a Partner related to the maker of the note within the meaning of Section 1.704-1(b)(2)(ii)(c) of the Regulations) shall not be included in the Capital Account of any Partner until the Partnership makes a taxable disposition of the note or until (and to the extent) principal payments are made on the note, all in accordance with Section 1.704-1(b)(2)(iv)(d)(2) of the Regulations.

               (s) "CARRYING VALUE" means (i) with respect to a Contributed Property, the Agreed Value of such property reduced (but not below zero) by all depreciation, amortization and cost recovery deductions charged to the Partners' Capital Accounts in respect of such Contributed Property and (ii) with respect to any other Partnership property, the adjusted basis of such property for federal income tax purposes, all as of the Date of Determination. The Carrying Value of any property shall be adjusted from time to time in accordance with SECTIONS 3.5(d) AND 3.5(e) and to reflect changes, additions or other adjustments to the Carrying Value for dispositions and acquisitions of Partnership properties, as approved by the General Partners.

               (t) "CASH CONTRIBUTION EQUIVALENT" means the amount of additional cash equity that would be required by the Partnership to achieve the same objective, were the credit support not to be provided.

               (u) "CEO" has the meaning ascribed to such term in SECTION 6.2.

               (v) "CERTIFICATE" means the Certificate of Limited Partnership of the Partnership filed in the Office of the Secretary of State of Delaware.

               (w) "CODE" means the Internal Revenue Code of 1986, as amended.

               (x) "COMMITTED VOLUMES" means volumes of natural gas required for the Partnership's performance of delivery obligations under gas sales and purchase contracts in effect at the time.

               (y) "CONTINUING DIRECTORS" means those members of the board of directors of the Affected Shareholder who are not affiliated with or were not nominated by a New Control Group and who were members of the board of directors prior to the time such New Control Group acquired control of the Affected Shareholder.

               (z) "CONTRIBUTED PROPERTY" means each property or other asset, in such form as may be permitted by the Act, but excluding cash or cash equivalents, contributed to the Partnership (or deemed contributed to the Partnership) on termination and reconstitution thereof pursuant to
          Section 708 of the Code. Once the Carrying Value of a Contributed Property is adjusted pursuant to SECTION 3.5(d) AND 3.5(e), such property shall no longer constitute a Contributed Property, but shall be deemed an Adjusted Property.

CONFIDENTIAL   TREATMENT   (NOTE:  *  INDICATES   OMITTED   MATERIAL  FOR  WHICH
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.)

               (aa) "CURATIVE ALLOCATION" means any allocation of an item of income, gain, deduction, loss or credit pursuant to the provisions of
          SECTION 5.4.

               (ab) "DATE OF DETERMINATION" means, as the case may be, the date upon which there is a Capital Contribution of money or other property to the Partnership as consideration for an Interest, a liquidation of the Partnership, or a distribution of money or other property to a retiring or continuing Partner as consideration for the reduction of the Interest of the Partner in the Partnership.

               (ac) "DEADLOCK" has the meaning ascribed to such term in SECTION 6.4(a).

               (ad) "DEBIT OF RETURN" means a reduction in the Partnership Percentages, distributions and/or income allocations of a Responsible Partner or Responsible Partners, as determined in accordance with
          SECTION 3.9.

               (ae) "EARNINGS THRESHOLD" has the meaning ascribed to such term in SECTION 3.6(a) or 3.7(a), as the case may be.

               (af) "EFFECTIVE DATE" has the meaning ascribed to such term in the initial paragraph hereof.

               (ag) "EFFECTIVE TAX RATE" means the sum of (i) the current maximum marginal federal income tax corporate rate and (ii) * (stipulated state and local income tax rate) multiplied by 1 minus the tax rate in clause (i).

               (ah) "FAIR MARKET VALUE" means appraised value taking into account the effect of the termination of the Initial Agreements, if terminated, on a going concern basis and applying no discount or premium for minority or majority interest. The appraisal shall be conducted by Morgan Stanley & Co. Incorporated (or if Morgan Stanley has a conflict or declines to conduct the appraisal for a market fee, then Merrill Lynch & Co.), or such other investment banking firm as the General Partners may agree.

               (ai) "FISCAL YEAR" means the period commencing on the Effective Date or any subsequent January 1 and ending on the earlier to occur of
          (A) the next December 31 or (B) the date on which all assets of the Partnership are distributed pursuant to SECTION 10.1 and the Certificate has been cancelled pursuant to the Act.

               (aj) "INDEPENDENT EVALUATOR" has the meaning ascribed to such term in SECTION 3.9.

               (ak) "GENERAL PARTNERS" means Shell GP, Tejas GP, and each other general partner admitted as a Partner in the Partnership.

               (al) "INITIAL AGREEMENTS" means those agreements set forth on EXHIBIT B, which are to be executed contemporaneously herewith.

               (am)   "INTEREST"   means  the  interest  of  a  Partner  in  the
          Partnership.

               (an) "INTEREST RATE" means the prime lending rate quoted by Citibank, N.A., to its best customers for loans having a maturity of 90 days or less, plus 300 basis points.

               (ao) "LIMITED PARTNERS" means Shell LP1, Shell LP2, Tejas LP1 and Tejas LP2 and each other Person who becomes a limited partner pursuant to the terms of this Agreement.

               (ap) "MINIMUM NET WORTH" means 10% of the Partnership's Capital Contributions described in Section 4.03(1) of Rev. Proc. 92-88, 1992-2 C.B. 496, as amended or otherwise modified.

               (aq) "NET AGREED VALUE" means, (a) in the case of any Contributed Property, the Agreed Value of such property reduced by any liabilities either assumed by the Partnership upon such contribution or to which such property is subject when contributed, and (b) in the case of any property distributed to a Partner by the Partnership, the Partnership's Carrying Value of such property (as adjusted pursuant to SECTION 3.5(e) at the time such property is distributed), reduced by any indebtedness either assumed by such Partner upon such distribution or to which such property is subject at the time of distribution, in either case, as determined under Section 752 of the Code.

               (ar) "NEW CONTROL GROUP" means any single person or group (other than Frederic C. Hamilton, Charles C. Gates, Jay A. Precourt, and Charles R. Crisp, as to Tejas Parent, and members of the Royal Dutch/Shell Group of Companies, as to Shell Parent) within the meaning of Rule 13d-5 of the Securities Exchange Act of 1934, as amended, including, without limitation, any such Person or group that acquires such status as a result of a purchase in foreclosure or from a bankruptcy or reorganization under Chapter 11 of the Bankruptcy Code.

               (as) "NIAT" means NIBT, minus the amount of tax distributions pursuant to SECTION 4.2 in respect of such NIBT.

               (at) "NIBT" means net income, before federal and state income taxes, of the Partnership determined in accordance with generally accepted accounting principles as applied to the Partnership.

               (au) "NONRECOURSE DEDUCTIONS" has the meaning ascribed to such term in Section 1.704-2(b)(1) of the Regulations.

               (av) "NONRECOURSE LIABILITY" has the meaning ascribed to such term in Section 1.704-2(b)(3) of the Regulations.

               (aw) "NON-U.S. SHELL AFFILIATE" means, subject to (c) below, N.V. Koninklijke Nederlandsche Petroleum Maatschappij, a Netherlands company, The "Shell" Transport and Trading Company, p.l.c., an English company, and any company directly or indirectly affiliated to these two companies or either of them, and for the purposes of this definition a particular company is:

                    (a) "Directly  affiliated"  to a company or companies if the latter holds/hold stock representing fifty-percent (50%) or more of the votes exercisable at a general meeting (or its equivalent) of the particular company, and

                    (b) "Indirectly  affiliated" to a company or companies ("the parent company or companies") if a series of companies can be specified, beginning with the parent company or companies and ending with a particular company, so related that each company of the series, except the parent company or companies, is directly affiliated to one or more companies earlier in the series.

                    (c) This definition of Non-U.S.  Shell  Affiliates shall not include Shell Parent or any company directly or indirectly affiliated to Shell Parent where Shell Parent is taken to be the parent company described in (b) above.

               (ax) "OFFICERS" has the meaning ascribed to such term in SECTION 6.2(a).

               (ay) "OPTION  INTEREST"  means the Interest  consisting of 16-2/3 percentage points of the Partnership Percentage of the Shell Partner Group or such lesser number of percentage points equal to 16-2/3 multiplied by the result of 1 minus the Partnership Percentages of Additional Partners. The Option Interest shall initially include 0.16-2/3 percentage points of the Partnership Percentage of the Shell GP and 16.50 percentage points of the Partnership Percentage of Shell LP2 and Shell LP1 (in such proportion as Shell Parent shall designate), in each case subject to reduction pursuant to the formula in the preceding sentence.

               (az) "PARTNER GROUP" means two or more Partners each of whom is an Affiliate of each of the others.

               (ba) "PARTNER NONRECOURSE DEBT" has the meaning ascribed to such term in Section 1.704-2(b)(4) of the Regulations.

               (bb) "PARTNER NONRECOURSE DEBT MINIMUM GAIN" means that amount, with respect to each Partner Nonrecourse Debt, equal to the Partnership Minimum Gain that would result if such Partner Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with the principles of Section 1.704-2(i)(3) of the Regulations.

               (bc) "PARTNER NONRECOURSE DEDUCTIONS" means any and all items of loss, deduction or expenditure (including any expenditure described in Sections 705(a)(2)(B) of the Code) that, in accordance with the principles of Sections 1.704-2(i)(1) and (2) of the Regulations, are attributable to a Partner Nonrecourse Debt.

               (bd) "PARTNERS" means the General Partners and the Limited Partners, where no distinction is required by the context in which the term is used herein. "Partner" means any one of the Partners.

               (be) "PARTNERSHIP" means the limited partnership created by this Agreement.

               (bf) "PARTNERSHIP ACCOUNTS" has the meaning ascribed to such term in SECTION 6.7.

               (bg) "PARTNERSHIP PERCENTAGE" means the percentage share of certain items of profit and loss as from time to time established pursuant to the terms hereof. The initial Partnership Percentages of the Partners are set forth on EXHIBIT A.

               (bh) "PARTNERSHIP MINIMUM GAIN" has the meaning ascribed to such term in Sections 1.704-2(b)(2) and (d) of the Regulations.

               (bi) "PERCENTAGE RESET DATE" means January 1, 1998, except that if SECTION 3.7 is made applicable pursuant to SECTION 3.6(c), then the Percentage Reset Date shall be January 1, 1999.

               (bj) "PERSON" means any individual, partnership, corporation, limited liability company, trust, or other entity.

               (bk) "PHYSICAL CONTRACT" means any contract for the physical delivery of energy (including, without limitation, energy in the form of natural gas, natural gas liquids or electricity) that the Partnership reasonably expects to perform by actual delivery of product to the counter-party.

               (bl) "PREFERRED RETURN" means an amount payable from NIBT to a Responsible Partner or Responsible Partners, as determined in accordance with SECTION 3.9. Preferred Returns shall be paid PARI PASSU with distributions to the Partners unless otherwise specified by the Board.

               (bm) "PRE-RESET CLOSING DATE RETAINED EARNINGS AMOUNT" means, with respect to each Partner, the excess of (i) the Partner's share of NIBT (based on its Partnership Percentage) for the period from the inception of the Partnership through the Reset Closing Date over (ii) the sum of (A) the distributions to such Partner pursuant to SECTION
          4.2 to the extent they relate to such period and (B) all distributions to such Partner pursuant to SECTION 4.1.

               (bn) "PROPERTY OR PROPERTY" means all real and personal property acquired by the Partnership and any improvements thereto, and shall include both tangible and intangible property.

               (bo) "PURCHASED INTEREST" has the meaning ascribed to such term in SECTION 3.6(b), 3.6(d), 3.7(b), or 3.7(c), as the case may be.

               (bp) "QUALIFIED FINANCIAL INSTITUTIONS" means banks, insurance companies, investment companies, mutual funds, investment banks, and other recognized financial institutions.

               (bq) "RECAPTURE INCOME" means any gain recognized by the Partnership (computed without regard to any adjustment required by Section 734 or 743 of the Code) upon the disposition of any property or asset of the Partnership, which gain is characterized as ordinary income because it represents the recapture of deductions previously taken with respect to such property or assets.

               (br) "REDETERMINATION OPTION INTEREST" means that portion of the Option Interest of the Shell Partner Group that is subject to purchase pursuant to SECTION 3.6(d) or 3.7(c), as the case may be.

               (bs) "REGULATIONS" means the Income Tax Regulations promulgated under the Code, as amended (including corresponding provisions of succeeding regulations).

               (bt) "RESET CLOSING DATE" means the date on which the Tejas Partner Group acquires its Purchased Interest or subject Interest under SECTIONS 3.6 OR 3.7, or if there is no such acquisition, means December 31, 1999.

               (bu) "RESIDUAL GAIN" or "RESIDUAL LOSS" means any item of gain or loss, as the case may be, of the Partnership recognized for federal income tax purposes resulting from a sale, exchange or other disposition of a Contributed Property or Adjusted Property, to the extent such item of gain is not allocated pursuant to SECTIONS 5.6(b)(i)(A) OR 5.6(b)(ii)(A), to eliminate Book-Tax Disparities.

               (bv) "RESPONDENT" means (i) Tejas LP2 where Shell LP1, Shell LP2, or a successor to either of their Interests is the Selling Partner,
          (ii) Shell LP2 where Tejas LP1, Tejas LP2 or a successor to either of their Interests is the Selling Partner, (iii) Tejas GP where Shell GP or a successor to its Interest is the Selling Partner, (iv) Shell GP where Tejas GP or a successor to its Interest is the Selling Partner,
          (v) Shell LP2 and Tejas LP2 in proportion to the aggregate Partnership Percentages of their Partner Group where any other Limited Partner is the Selling Partner, and (vi) Shell GP and Tejas GP in proportion to their Partnership Percentages where any other General Partner is the Selling Partner.

               (bw) "RESPONSE" has the meaning ascribed to such term in SECTION 8.3(a).

               (bx) "RESPONSIBLE PARTNER" means (i) in the case of additional or reduced volumes from or attributable to any member of the Shell Partner Group, the one or more Partners from among the Shell Partner Group designated by the Shell Parent and (ii) in the case of additional or reduced volumes from or attributable to any member of the Tejas Partner Group, the one or more Partners from among the Tejas Partner Group designated by the Tejas Parent; provided, that the Shell Parent and the Tejas Parent, as the case may be, shall designate Partner(s) having sufficient Partnership Percentages to more than offset any Debit of Return.

               (by) "RESPONSIBLE PARTNER GROUP" means the Shell Partner Group or the Tejas Partner Group, as the case may be, that is responsible (directly or indirectly through Affiliates) for any increased or reduced volumes as described in SECTION 3.9.

CONFIDENTIAL   TREATMENT   (NOTE:  *  INDICATES   OMITTED   MATERIAL  FOR  WHICH
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.)


               (bz) "RETAINED EARNINGS" for any Fiscal Year means the excess of NIBT for such Fiscal Year over the distributions with respect to such Fiscal Year.

               (ca)  "SALES  MARGIN"  has the  meaning  ascribed to such term in
          SECTION 3.3(b).

               (cb)  "SELLING  PARTNER"  means the  Partner  defined  as such in
          SECTION 8.3 or 8.4, as the case may be.

               (cc)  "SHAREHOLDER"  has the  meaning  ascribed  to such  term in
          SECTION 8.7.

               (cd)  *

               (ce) "SHELL DEFERRED RETAINED EARNINGS AMOUNT" means, with respect to each Partner that sells a Purchased Interest, the excess of
          (A) that portion of the Partner's Pre-Reset Closing Date Retained Earnings Amount that is attributable to the Purchased Interest over
          (B) all  distributions to such Partner  thereafter  pursuant to clause
          (ii)(A) of SECTION 4.1.

               (cf) "SHELL DEFERRED DISTRIBUTION AMOUNT" means an amount calculated as of the Reset Closing Date, equal to the excess of (i) Shell Partner Group's Pre-Reset Closing Date Retained Earnings Amount on such date over (ii) the product of (A) the Tejas Partner Group's Pre-Reset Closing Date Retained Earnings Amount on such date times (B) the ratio of the new aggregate Partnership Percentages of the Shell Partner Group immediately after the Reset Closing Date to the new aggregate Partnership Percentages of the Tejas Partner Group at such time.

               (cg) "SHELL MAXIMUM" means a Partnership Percentage equal to 66-2/3rds percentage points multiplied by the result of 1 minus the Partnership Percentage of Additional Partners.

               (ch) "SHELL MINIMUM" means a Partnership Percentage equal to 50 percentage points multiplied by the result of 1 minus the Partnership Percentage of Additional Partners.

               (ci)  "SHELL   PARENT"  means  Shell  Oil  Company,   a  Delaware
          corporation.

               (cj) "SHELL PARTNER GROUP" means the Shell Parent together with Affiliates of the Shell Parent (other than Non-U.S. Shell Affiliates).

               (ck) "SHELL SUPPLY AGREEMENT" means each and all of those certain Gas Sale and Purchase Contracts between Shell Parent and/or any of its Affiliates, as sellers, and the Partnership, as buyer, listed as Initial Agreements, and any and all renewals, extensions, amendments, and successors thereto and any marketing or sales administration agreement providing for the economic benefit of certain gas volumes that, due to restrictions, cannot be otherwise included in a Shell Supply Agreement.

               (cl) "SHELL TRUE-UP AMOUNT" has the meaning ascribed to such term in SECTION 3.3(b).

               (cm) "SUBSIDIARY IN THE PARTNERSHIP LINE OF OWNERSHIP" means any Affiliate of the Shareholder which is a Partner in the Partnership or is in a direct ownership chain between the Shareholder and a Partner in the Partnership.

               (cn) "TAX AMOUNT" means for any Fiscal Year or any portion thereof, the taxable income of the Partnership for the Fiscal Year or any portion thereof (determined under Section 703(a) of the Code with items of income, loss, or deduction under Section 703(a)(1) included in the determination) multiplied by the Effective Tax Rate.

               (co) "TAX DISTRIBUTION" means a distribution pursuant to SECTION 4.2.

               (cp) "TAX MATTERS PARTNER" has the meaning ascribed to such term in SECTION 7.3.

               (cq) "TEJAS MAXIMUM" means a Partnership Percentage equal to 50 percentage points multiplied by the result of 1 minus the Partnership Percentage of Additional Partners.

               (cr) "TEJAS  MINIMUM"  means a  Partnership  Percentage  equal to
          33.33 percentage points multiplied by the result of 1 minus the Partnership Percentage of Additional Partners.

               (cs) "TEJAS PARENT" means Tejas Gas Corporation, a Delaware corporation.

               (ct) "TEJAS PARTNER GROUP" means the Tejas Parent together with Affiliates of Tejas Parent.

               (cu) "TEJAS SUPPLY AGREEMENT" means each and all of those certain Gas Sale and Purchase Contracts between Tejas Parent and/or any of its Affiliates, as sellers, and the Partnership, as buyer, listed as Initial Agreements, and any and all renewals, extensions, amendments, and successors thereto.

               (cv) "TEJAS TRUE-UP AMOUNT" has the meaning ascribed to such term in SECTION 3.3(d).

               (cw) "THIRD PARTY" means any Person other than the Partnership, a Partner or an Affiliate of a Partner.

               (cx) "TRANSFER" has the meaning ascribed to such term in SECTION 8.1.

               (cy) "UNREALIZED GAIN" attributable to any item of Partnership property means, as of any Date of Determination, the excess, if any, of (a) the fair market value of such property as of such date (as determined under SECTIONS 3.5(d) AND 3.5(e)) over (b) the

          Carrying Value of such property as of such date (prior to any adjustment to be made pursuant to SECTIONS 3.5(d) AND 3.5(e) as of such date).

               (cz) "UNREALIZED LOSS" attributable to any item of Partnership property means, as of any Date of Determination, the excess, if any, of (a) the Carrying Value of such property as of such date (prior to any adjustment to be made pursuant to SECTIONS 3.5(d) AND 3.5(e)) as of such date) over (b) the fair market value of such property as of such date (as determined under SECTIONS 3.5(d) AND 3.5(e)).

               (da) "U.S." means United States of America.

     1.2 OTHER DEFINED TERMS. Other capitalized terms used in this Agreement and not defined in SECTION 1.1 shall have the meanings indicated throughout this Agreement.

     1.3 CONSTRUCTION. The words "HEREOF," "HEREIN" and "HEREUNDER" and words of similar import, when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Whenever the context requires, the gender of all words used herein shall include the masculine, feminine and neuter, and the number of all words shall include the singular and plural.

     1.4 REFERENCES. Unless otherwise specified, references in this Agreement to "SECTIONS," "SUBSECTIONS" or "ARTICLES" refer to the sections, subsections or articles in this Agreement.


                                   ARTICLE II

                      FORMATION, NAME, PURPOSES AND OFFICES

     2.1 ORGANIZATION. The Partners hereby confirm and ratify the organization and formation of the Partnership as a limited partnership pursuant to the provisions of the Act for the purposes set forth in SECTION 2.3 below and upon the terms and conditions set forth in this Agreement.

     2.2 PARTNERSHIP NAME. The name of the Partnership shall be Coral Energy Resources, L.P., and all business of the Partnership shall be conducted in such name or such other name as the Board shall select by unanimous vote.

     2.3 PURPOSES. The purposes and nature of the business to be conducted by the Partnership shall be the following: to engage in the buying and selling of natural gas; to engage in the natural gas derivatives business, including basis trading, futures trading, and the writing of swaps, collars, options, or other derivatives instruments; the arranging of natural gas transportation and other related natural gas services; and the financing of natural gas development projects and natural gas end-use projects. The Partnership will engage in activities, similar to above, in electricity and natural gas liquids. All of the foregoing may be pursued throughout the United States, Canada, and Mexico. The Partnership may do anything necessary or appropriate to the foregoing.

CONFIDENTIAL   TREATMENT   (NOTE:  *  INDICATES   OMITTED   MATERIAL  FOR  WHICH
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.)



     2.4 REGISTERED OFFICE; PRINCIPAL OFFICE. The registered office of the Partnership in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, and the name of the registered agent for service of process is The Corporation Trust Company. The Board may change the registered office of the Partnership to any other place within the State of Delaware upon 10 days' written notice to the Limited Partners and the preparation and filing of an amendment of the Certificate of Limited Partnership of the Partnership reflecting such change, if required. The principal business office of the Partnership shall be located at 909 Fannin St., Suite 700, Houston, Texas 77010. The Partnership may maintain other offices at such other locations as the Board shall determine from time to time.

     2.5 TERM. The term of the Partnership will commence on the filing of a Certificate of Limited Partnership in the State of Delaware, and shall continue until the earlier of (i) * ; or (ii) the winding up and liquidation of the Partnership and its business following an event of dissolution as described in
SECTION 9.1. By mutual agreement of the General Partners, the term of the Partnership may be extended annually for consecutive one-year terms, commencing
*.

     2.6 FILINGS.

          (a) The CEO shall take any and all actions reasonably necessary to perfect and maintain the status of the Partnership as a limited partnership under the laws of the State of Delaware and any other states or jurisdictions in which the Partnership engages in business and otherwise to qualify the Partnership to engage in business in all such jurisdictions. Subject to SECTION 9.1(e), the Board shall cause amendments to the Certificate to be filed whenever required by the Act and/or such other laws. Such amendments may be executed by the Board on behalf of the Partnership and the Partners.

          (b) Upon the dissolution of the Partnership, the Board shall promptly execute and cause to be filed a certificate of cancellation in accordance with the Act and other filings required under the laws of any other states or jurisdictions in which the Partnership conducts business.

          (c) The CEO shall promptly deliver copies of all filings made on behalf of the Partnership in accordance with this Section to the Partners.

     2.7 INDEPENDENT ACTIVITIES. Except to the extent provided in SECTION 3.9 or in any other contract or agreement between the Partnership and any Partner, each Partner and its Affiliates (including, for the avoidance of doubt, in the case of the Shell Partner Group, the Non-U.S. Shell Affiliates) shall be permitted to engage in any business activity, including any activity that is competitive with the Partnership, without offering any such opportunity to the Partnership or accounting therefor to the Partnership or the other Partners.

     2.8 POWERS. The Partnership shall be empowered to do any and all acts and things necessary, appropriate, proper, advisable, incidental to or convenient for the furtherance and accomplishment of the purposes and business described in this ARTICLE II and for the protection and benefit of the Partnership.

                                   ARTICLE III

           PARTNERS' CAPITAL CONTRIBUTIONS AND SHIFTS IN EQUITY SHARES

     3.1 CAPITAL CONTRIBUTIONS. Each Partner hereby commits to contribute to the Partnership the Capital Contributions described herein. Except as set forth in this ARTICLE III, the Partners shall not be required to make any Additional Capital Contribution to the Partnership. Except as expressly contemplated hereby, the obligations of a Partner to make the Capital Contributions described herein shall not be affected by the transfer of all or part of a Partner's Interest.

     3.2 CAPITAL CONTRIBUTIONS OF THE PARTNERS.

          (a) Effective November 1, 1995, each Partner shall make initial Capital Contributions as follows:

               (i) Shell GP, Tejas GP, Shell LP2, and Tejas LP2 shall each contribute, in cash, the respective amount set forth on EXHIBIT A.

               (ii) Shell LP1 shall contribute the economic interest in those natural gas contracts as set forth on EXHIBIT C hereto, which shall have a Net Agreed Value equal to the amount set forth for Shell LP1 on EXHIBIT A subject to SECTION 3.3 below.

               (iii) Tejas LP1 shall contribute the economic interests in those natural gas contracts set forth on EXHIBIT D hereto, which shall have a Net Agreed Value equal to the amount set forth for Tejas LP1 on EXHIBIT A, subject to SECTION 3.3 below.

          (b) If any Partner fails to make its required contributions to the Partnership pursuant to paragraph (a) above or it fails (or its Affiliates fail) to execute and deliver the Shell Supply Agreement and the Tejas Supply Agreement, then this Agreement and all agreements of even date herewith relative to the transactions herein contemplated may be enforced by any other Partner.

     3.3 TRUE-UP OF VALUE OF ECONOMIC INTERESTS CONTRIBUTED.

          (a) Within 30 days after the end of each calendar year ending prior to January 1, 2005, Shell LP1 shall pay to the Partnership the Shell True-up Amount as determined pursuant to SECTION 3.3(b) and subject to SECTION 3.3(e). Such payment shall not be treated as an Additional Capital Contribution hereunder as it is intended to replace a shortfall of the actual value of the assets set forth on EXHIBIT C from the Agreed Value of such assets. The Carrying Value of such assets shall be decreased by the amount of any such payment, but the balance of the Partner's Capital Account will not be adjusted.

          (b) The "Shell True-up Amount" for any calendar year shall be the deficiency, if any, represented by the result obtained by subtracting as follows: (i) the actual

CONFIDENTIAL   TREATMENT   (NOTE:  *  INDICATES   OMITTED   MATERIAL  FOR  WHICH
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.)


          aggregate Sales Margins received by the Partnership during such year with respect to the contracts identified on EXHIBIT C, minus (ii) the projected aggregate Sales Margins during such year with respect to such contracts, set forth on EXHIBIT E. As used herein, the term "Sales Margins" means (i) the proceeds of sale derived by the Partnership from the sale of natural gas, minus (ii) the Partnership's cost of sales for such natural gas, including the purchase price paid for such gas, together with costs of transportation borne by the Partnership with respect to such gas, but excluding any hedging costs associated with such gas for hedges put into place after the date of this Agreement; provided that, in computing "Sales Margins" it shall not be necessary to track actual gas molecules delivered, but rather "Sales Margins" shall be computed based upon supply from the Shell Supply Agreement that is deemed to be matched with sales to customers under the contracts on EXHIBIT E.

          (c) Within 30 days after the end of each calendar year ending prior to January 1, 2005, Tejas LP1 shall pay to the Partnership the Tejas True-up Amount as determined pursuant to SECTION 3.3(d) and subject to SECTION 3.3(e). Such payment shall not be treated as an Additional Capital Contribution hereunder as it is intended to replace a shortfall of the actual value of the assets set forth on EXHIBIT D from the Agreed Value of such assets. The Carrying Value of such assets shall be decreased by the amount of any such payment, but the balance of the Partner's Capital Account will not be adjusted.

          (d) The "Tejas True-up Amount" for any calendar year shall be the deficiency, if any, represented by the result obtained by subtracting as follows: (i) * times the actual aggregate volumes sold during such year with respect to the contracts identified on EXHIBIT D, minus (ii) * times the aggregate volumes of natural gas projected to be sold during such year under such contracts as set forth on EXHIBIT F.

          (e) In the event that the Shell True-up Amount or the Tejas True-up Amount is a positive number as calculated for any calendar year, the positive balance shall be carried over to the next succeeding calendar year to reduce the amount of the Shell True-up Amount or Tejas True-up Amount, as the case may be, otherwise due for such succeeding calendar year. To the extent that the positive balance for any calendar year is not fully utilized to offset true-up amounts due in the next succeeding calendar year, then the remaining unutilized positive balance will not be carried forward, but instead will be remitted to Shell LP1 or Tejas LP1, as the case may be. Each Partner agrees to treat such positive amount for any year as a retained income interest in the relevant contracts and to report directly income equal to such positive number for any year. Any such remittance will not be treated as a distribution with respect to the Interest of the Partner, or of Retained Earnings or capital and will not directly affect the Capital Account of any Partner, as it is intended to correct an excess of the actual value of the assets described on EXHIBIT C or EXHIBIT D, as the case may be, over the Agreed Value of such assets.

          (f) In the event that a Shell True-up Amount or Tejas True-Up Amount remains outstanding and unpaid by a Partner at any time, then the Partnership shall have a right of set-off against any amounts from time to time distributable to such Partner.

CONFIDENTIAL   TREATMENT   (NOTE:  *  INDICATES   OMITTED   MATERIAL  FOR  WHICH
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.)

     Such right shall be in addition to any other rights that may be available, at law or in equity, to the Partnership.

     3.4 ADDITIONAL FUNDING.

          (a) The Board has directed the Officers to determine the economic costs and benefits that may be derived from achieving an * Credit Rating for the Partnership. The Officers will make a recommendation to the Board regarding whether the Partnership should seek an * Credit Rating, and the Board, by unanimous vote, shall determine whether it wishes to obtain an * Credit Rating and, if so, whether loans, Additional Capital Contributions, or other sources of funds will be required in order to achieve such rating.

          (b) In  the  event  that  the  Board,  in its  discretion  and  acting unanimously, determines that additional capital or credit support is required by the Partnership from the Partners (for example, to attain a desired credit rating), it will be funded through a combination of the following mechanisms at the option of the Board: (i) through cash or other direct equity contributions from all Partners according to their Partnership Percentages, or (ii) through revolving credit facilities or other credit support from Third Parties (such as banks), or (iii) through revolving credit facilities or other credit support from the Partners or their Affiliates. In the event that such funding is made in the form of revolving credit facilities or other committed credit support from a Partner, then the Partner shall be compensated for such commitment on an annual basis for the duration of that support by the payment of a commitment fee. The annual commitment fee will either be a commercially determined rate (such as might be required by a Third Party bank), or an annual return based on the Cash Contribution Equivalent of these credit facilities. In the event that the Partnership draws on the credit facilities provided by a Partner, then the Partner shall be paid an annual interest charge calculated by reference to commercial rates for a loan of that character for so long as the borrowing continues.

          (c) Nothing in this SECTION 3.4 shall create any rights, remedies, or claims in favor of any Third Party, liquidator, bankruptcy court, receiver, bankruptcy trustee, or other Person, (other than the Board acting unanimously).

          (d) If any Partner fails to contribute timely all or any portion of any monetary sum that it has agreed to contribute in respect of Capital Contributions pursuant to the provisions of this SECTION 3.4, the Partnership may exercise, by fifteen (15) days prior written notice to such Partner (the "Delinquent Partner"), any one or more of the following rights or remedies:

               (i) Taking such action as the Board or any General Partner deems appropriate to obtain payment by the Delinquent Partner of that portion of its agreed contribution that is in default, together with interest thereon at the Interest Rate from the date that such contribution was due until the date that such contribution is made, at the cost and expense of the Delinquent Partner;

               (ii) Permitting those Partners that desire to do so (the "Non-Delinquent Partners") to advance that portion of the contribution that is in default, with the following results:

                    (A) The sum thus  advanced  shall be determined to be a loan from the Non-Delinquent Partners to the Delinquent Partner and a contribution of such sum to the Partnership by the Delinquent Partner pursuant to this SECTION 3.4,

                    (B) The  principal  balance  of such  loan  and all  accrued unpaid interest thereon shall be due payable in whole within thirty days after written demand therefore has been given to the Delinquent Partner by the Non-Delinquent Partners,

                    (C) The loan shall bear interest at the Interest Rate,  from the date that the loan was made until the date that such loan, together with all interest accrued thereon, is repaid to the Non-Delinquent Partners,

                    (D) All distributions from the Partnership that would otherwise be made to the Delinquent Partner are hereby assigned by the Delinquent Partner to the Non-Delinquent Partner (whether before or after dissolution of the Partnership) until the loan and all interest accrued thereon have been repaid in full to the Non-Delinquent Partners (with all such payments being applied first to interest earned and unpaid and then to principal), and

                    (E) The  Non-Delinquent  Partners  shall have the right,  in addition to the other rights and remedies granted to them pursuant to this Agreement or available to them at law or in equity, to take such action as the Non-Delinquent Partners deem appropriate to obtain payment by the Delinquent Partner of the principal balance of such loan and all accrued and unpaid interest thereon, at the cost and expense of the Delinquent Partner.

     3.5 CAPITAL ACCOUNTS.

          (a) The Partnership shall maintain for each Partner owning an Interest a separate Capital Account with respect to such Interest in accordance with the rules of Section 1.704-1(b)(2)(iv) of the Regulations. Such Capital Account shall be increased by (i) the cash amount or Net Agreed Value of all Capital Contributions made to the Partnership with respect to such Interest pursuant to this Agreement and (ii) all items of Partnership income and gain computed in accordance with SECTION 3.5(b) and allocated with respect to such Interest pursuant to SECTIONS 5.1 THROUGH 5.5, and decreased by (x) the amount of cash or Net Agreed Value of all actual and deemed distributions of cash or property made with respect to such Interest pursuant to this Agreement and (y) all items of Partnership deduction and loss computed in accordance with SECTION 3.5(b) and allocated with respect to such Interest pursuant to SECTIONS 5.1 THROUGH 5.5.

          (b) For purposes of computing the amount of any item of income, gain, loss or deduction to be reflected in the Partners' Capital Accounts, the determination, recognition and classification of any such item shall be the same as its determination, recognition and classification for federal income tax purposes (including, without limitation, any method of depreciation, cost recovery or amortization used for that purpose), PROVIDED, that:

               (i) All fees and other expenses incurred by the Partnership to promote the sale of (or to sell) an Interest that can neither be deducted nor amortized under Section 709 of the Code, if any, shall, for purposes of Capital Account maintenance, be treated as an item of deduction at the time such fees and other expenses are incurred and shall be allocated among the Partners pursuant to SECTIONS 5.1 THROUGH 5.5.

               (ii) Except as otherwise provided in Section 1.704-1(b)(2)(iv)(m) of the Regulations, the computation of all items of income, gain, loss and deduction shall be made without regard to any election under
          Section 754 of the Code which may be made by the Partnership and, as to those items described in Section 705(a)(1)(B) or 705(a)(2)(B) of the Code, without regard to the fact that such items are not includable in gross income or are neither currently deductible nor capitalized for federal income tax purposes.

               (iii) Any income, gain or loss attributable to the taxable disposition of any Partnership property shall be determined as if the adjusted basis of such property as of such date of disposition were equal in amount to the Partnership's Carrying Value with respect to such property as of such date.

               (iv) In accordance with the requirements of Section 704(b) of the Code, any deductions for depreciation, cost recovery or amortization attributable to any Contributed Property shall be determined as if the adjusted basis of such property on the date it was acquired by the Partnership were equal to the Agreed Value of such property. Upon an adjustment pursuant to SECTION 3.5(d) to the Carrying Value of any Partnership property subject to depreciation, cost recovery or amortization, any further deductions for such depreciation, cost recovery or amortization attributable to such property shall be determined (A) as if the adjusted basis of such property were equal to the Carrying Value of such property immediately following such adjustment and (B) using a rate of depreciation, cost recovery or amortization derived from the same method and useful life (or, if applicable, the remaining useful life) as is applied for federal income tax purposes; PROVIDED, HOWEVER, that, if the asset has a zero adjusted basis for federal income tax purposes, depreciation, cost recovery or amortization deductions shall be determined using any reasonable method that the Board may adopt.

          (c) A transferee of an Interest shall succeed to a pro rata portion of the Capital Account of the transferor relating to the Interest so transferred, unless otherwise provided in SECTIONS 3.6(f) AND 3.7(e) of this Agreement. If, however, the transfer causes a termination of the Partnership under Section 708(b)(1)(B) of the Code, the Partnership's properties shall be deemed to have been distributed in liquidation of the Partnership to the Partners (including any transferee of an Interest that is a party to the transfer causing such termination)
     pursuant to SECTION 10.1 and recontributed by such Partners in reconstitution of the Partnership. Any such deemed distribution shall be treated as an actual distribution for purposes of this SECTION 3.5. In such event, the Carrying Values of the Partnership properties shall be adjusted immediately prior to such deemed distribution pursuant to SECTION 3.5(e), and such Carrying Values shall then constitute the Agreed Values of such properties upon such deemed contribution to the reconstituted Partnership. The Capital Accounts of such reconstituted Partnership shall be maintained in accordance with the principles of this SECTION 3.5.

          (d) Consistent with the provisions of Section 1.704-1(b)(2)(iv)(f) of the Regulations, on an issuance of additional Interests for cash or Contributed Property, the Capital Accounts of all Partners and the Carrying Value of all Partnership properties immediately prior to such issuance shall be adjusted upward or downward to reflect any Unrealized Gain or Unrealized Loss attributable to such Partnership properties, as if such Unrealized Gain or Unrealized Loss had been recognized on an actual sale of each such property immediately prior to such issuance and had been allocated to the Partners at such time. In determining such Unrealized Gain or Unrealized Loss, the aggregate cash amount and fair market value of all Partnership assets (including, without limitation, cash or cash equivalents) immediately prior to the issuance of additional Interests shall be determined by the Board using such reasonable method of valuation as it may adopt.

          (e) In accordance with Section 1.704-1(b)(2)(iv)(f) of the Regulations, immediately prior to any actual or deemed distribution to a Partner of any Partnership property (other than a distribution of cash that is not in redemption or retirement of an Interest), the Capital Accounts of all Partners and the Carrying Value of all Partnership properties shall be adjusted upward or downward to reflect any Unrealized Gain or Unrealized Loss attributable to such Partnership properties, as if such Unrealized Gain or Unrealized Loss had been recognized on a sale of such properties immediately prior to such distribution for an amount equal to its fair market value. Any Unrealized Gain or Unrealized Loss attributable to such property shall be allocated in the same manner as it would have been allocated had it been realized in an actual sale. In determining such Unrealized Gain or Unrealized Loss the aggregate cash amount and fair market value of all Partnership assets (including, without limitation, cash or cash equivalents) immediately prior to a distribution shall be determined and allocated among the assets by the Board using such reasonable method of valuation as it may adopt. The Partners agree that the distribution contemplated pursuant to SECTION 4.1(ii)(A) is a disproportionate distribution of retained earnings of the Partnership intended to effect a reduction of the distributee's interest therein so as to cause the aggregate Adjusted Capital Account balances of each Partner Group to be in proportion to their Partnership Percentages after such distributions are complete. At the time of any purchase of a Purchased Interest under SECTION 3.6 or 3.7, the Capital Account balance of the transferee of such Purchased Interest shall be adjusted, if necessary, to achieve such result at the time of its purchase.

CONFIDENTIAL   TREATMENT   (NOTE:  *  INDICATES   OMITTED   MATERIAL  FOR  WHICH
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.)

          (f) In the event that the Partnership's items of income, gain, loss, or deduction are adjusted by any taxing authority by reason of a transaction between the Partnership and a member of a group of organizations under common ownership or control (of which the Partnership is also a member), including but not limited to adjustments pursuant to
     Section 482 of the Code or any similar provisions under state, local or foreign law (any such adjustment referred to herein as a "TAX ADJUSTMENT") and such adjustment results in a deemed Capital Contribution to the Partnership by any Partner or a deemed distribution by the Partnership to any Partner, (i) the Capital Account of any Partner that is deemed to make such Capital Contribution shall be increased by the amount of such deemed Capital Contribution and (ii) the Capital Account of any Partner that is deemed to receive such a deemed distribution shall be reduced by the amount of such distribution. In general, the adjustments to Capital Accounts pursuant to this SECTION 3.5(f) are intended to cause, after taking into account the adjustments to Capital Accounts pursuant to this SECTION 3.5(f), each Partner's balance in his Capital Account, to the extent possible, to be equal to the balance such Capital Account would have had if no Tax Adjustment had occurred.

     3.6 1998 EQUITY SHIFT.

          (a) On or before November 15, 1998, the Board, based upon ten months' actual results and estimates for the remaining two months of the year, shall estimate and certify to the Partners whether or not Partnership NIBT (plus amortization of the Carrying Value of the Contributed Property and any True-up Amount due the Partnership pursuant to SECTION 3.3(b) OR 3.3(d) for the Fiscal Year beginning on January 1, 1998) is estimated to exceed * million (which is * of the initial Business Plan) for Fiscal Year 1998 (the "Earnings Threshold"). If the Board fails to make such a certification, the Accountants of the Partnership shall make their estimate of NIBT for Fiscal Year 1998 (plus amortization of the Carrying Value of the Contributed Property and any True-up Amount due the Partnership pursuant to SECTION 3.3(b) OR 3.3(d) for the Fiscal Year beginning on January 1, 1998) on or before December 1, 1998.

          (b) If the  Board  or  the  Accountants  estimate  that  the  Earnings
     Threshold will be met for Fiscal Year 1998, then the Tejas Partner Group will have the option for 30 days after the delivery of such estimate to deliver notice to the Shell Partner Group of its intent to purchase all or part of the Option Interest of the Shell Partner Group. Such notice shall designate the portion of the Option Interest to be purchased (the "Purchased Interest") and the time and place of closing, which shall occur within 90 days after delivery of such notice. Upon the timely delivery of the purchase notice, the Shell Partner Group shall become obligated to sell the Purchased Interest and the Tejas Partner Group shall become obligated to purchase the Purchased Interest at the price determined in accordance with SECTION 3.6(e). The portion of the Option Interest that is an Interest of a General Partner shall be purchased by Tejas GP and the balance shall be purchased by Tejas LP2 (or its designated Affiliate).

          (c) If the Board or the Accountants estimate that the Earnings Threshold will not be met for Fiscal Year 1998, the Tejas Partner Group shall have the election of either (i) electing to exercise the option to purchase a specified portion or all of the

CONFIDENTIAL   TREATMENT   (NOTE:  *  INDICATES   OMITTED   MATERIAL  FOR  WHICH
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.)


     Redetermination Option Interest pursuant to SECTION 3.6(d), (ii) having the provisions of SECTION 3.7 apply, or (iii) postponing its election until delivery of, and basing its election upon, the audited financial statements of the Partnership, rather than estimates of the Board or the Accountants. If the Tejas Partner Group has not given notice to the Shell Partner Group pursuant to this SECTION 3.6(c) within 30 days after the Board or the Accountants have delivered the notice of their estimate (or within 30 days after delivery of the audited financial statements if the Tejas Partner Group has elected to postpone its decision), then the Tejas Partner Group shall be deemed to have elected to have the provisions of SECTION 3.7 apply.

          (d) Upon the timely election of the Tejas Partner Group to purchase a specified portion of the Redetermination Option Interest pursuant to this
     SECTION 3.6(d), then the Shell Partner Group shall become obligated to sell the Purchased Interest (as defined below) and the Tejas Partner Group shall become obligated to purchase the Purchased Interest. Such notice shall also designate the time and place of closing, which shall occur within 90 days after delivery of such notice.

     The "Redetermination Option Interest" shall be the excess, if any, of the Shell Maximum over the Shell Redetermination Partnership Percentage, which is determined pursuant to the following formula (the "Redetermination Formula"):

    Shell Redetermination Partnership Percentage =     VS             x 100
                                                  --------------
                                                    Vs+(Vt*  *  )

    Where Vs = 1998   average  daily  volumes,  without   double  counting   any
               volumes, of (a) natural gas sold by the Partnership to Third Parties under contracts contributed to the Partnership by Shell LP1, (b) natural gas tendered for sale by Shell Partner Group under the Shell Supply Agreement and not otherwise counted as volumes under clause (a) preceding, and (c) Shell natural gas sold by Shell Partner Group where the Partnership receives a brokerage commission; provided that, if, prior to the Reset Closing Date, * adds its volumes to the Shell Supply Agreement for the remaining term thereof, then the 1998 annualized amount of such volumes shall be added to Vs.

    Where Vt = 1998  average  daily  volumes,  without   double   counting   any
               volumes, of (a) natural gas sold by the Partnership to Third Parties under contracts contributed to the Partnership by Tejas LP1, and (b) natural gas tendered for sale by Tejas Partner Group under the Tejas Supply Agreement and not otherwise counted as volumes under clause (a) preceding, and (c) natural gas sold by Tejas Partner Group where the Partnership receives a brokerage commission.

Volumes for the Redetermination Formula will be measured in Mmbtu's, based upon ten months' actual volumes and estimates of the volumes for the remaining 2 months, as

CONFIDENTIAL   TREATMENT   (NOTE:  *  INDICATES   OMITTED   MATERIAL  FOR  WHICH
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.)

determined by the Officers and approved by the Board for the Fiscal Year of redetermination. If the Officers fails to estimate volumes or the Board fails to approve such estimates, then Arthur Andersen L.L.P. and/or such other accountants as the General Partners may select shall estimate such volumes for purposes of the Redetermination Formula.

     Notwithstanding the application of the above formula, in no event shall the Redetermination Option Interest exceed the Option Interest.

     The portion of the Redetermination Option Interest that is specified by the Tejas Partner Group in the election to have this SECTION 3.6(d) apply shall be the "Purchased Interest" for purposes of this SECTION 3.6(d).

          (e) The purchase  price for the Purchased  Interest  shall be equal to
     (i) the portion of the amount of the Capital Contributions of the selling member of the Shell Partner Group attributable to the Purchased Interest, plus (ii) the Capital Charge with respect to such Capital Contributions calculated from the date the selling member of the Shell Partner Group made each Capital Contribution to the Reset Closing Date, plus (iii) an amount equal to (x) a Capital Charge, accruing from the end of the month earned through the Reset Closing Date, on (y) the Retained Earnings attributable to the Purchased Interest for periods prior to the Percentage Reset Date, minus (iv) the NIAT attributable to the Purchased Interest from, and including, January 1, 1998, through the Reset Closing Date. The portion of the Purchased Interest that is an Interest of a General Partner shall be purchased by Tejas GP and the balance shall be purchased by Tejas LP2 (or its designated Affiliate).

          (f) Upon its acquisition of the Purchased Interest in accordance with this Section, the Tejas Partner Group will receive that portion of the Shell Partner Group's Capital Account relating to the Purchased Interest, except that the Shell Partner Group shall retain the portion of its Capital Account equal to the Shell Deferred Retained Earnings Amount.

     3.7 1999 EQUITY SHIFT.

          (a) If pursuant to SECTION 3.6(c) the Tejas Partner Group has elected to have SECTION 3.7 apply, then, on or before November 15, 1999, the Board, based upon ten months' actual results and estimates for the remaining two months of the year, shall estimate and certify to the Partners whether or not Partnership NIBT (plus amortization of the Carrying Value of the Contributed Property and any True-up Amount due the Partnership pursuant to
     SECTION 3.3(b) OR 3.3(d) for the Fiscal Year beginning on January 1, 1999) is estimated to exceed * million (which is * of the initial Business Plan) for Fiscal Year 1999 (the "Earnings Threshold"). If the Board fails to make such a certification, the Accountants of the Partnership shall make their estimate of NIBT for Fiscal Year 1999 (plus amortization of the Carrying
     Value of the Contributed Property and any True-up Amount due the Partnership pursuant to SECTION 3.3(b) OR 3.3(d) for the Fiscal Year beginning on January 1, 1999) on or before December 1, 1999.

CONFIDENTIAL   TREATMENT   (NOTE:  *  INDICATES   OMITTED   MATERIAL  FOR  WHICH
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.)

          (b) If the  Board  or  the  Accountants  estimate  that  the  Earnings
     Threshold will be met for Fiscal Year 1999, then the Tejas Partner Group will have the option for 30 days to deliver notice to the Shell Partner Group of its intent to purchase all or part of the Option Interest of the Shell Partner Group. Such notice shall designate the portion of the Option Interest to be purchased (the "Purchased Interest") and the time and place of closing, which shall occur within 90 days after delivery of such notice. Upon the timely delivery of the purchase notice, the Shell Partner Group shall become obligated to sell the Purchased Interest and the Tejas Partner Group shall become obligated to purchase the Purchased Interest. The portion of the Option Interest that is an Interest of a General Partner shall be purchased by Tejas GP and the balance shall be purchased by Tejas LP2 (or its designated Affiliate).

          (c) If the Board or the Accountants estimate that the Earnings Threshold will not be met for Fiscal Year 1999, the Tejas Partner Group will either (i) deliver notice, within 30 days after the date of such estimate, to the Shell Partner Group of its intention to purchase a specified portion of the "Redetermination Option Interest" of the Shell Partner Group or (ii) postpone its decision to purchase all or a specified portion of the "Redetermination Option Interest" of the Shell Partner Group until 30 days after receipt of, and base its election on, the audited financial statements of the Partnership, rather than upon such estimate. In the event of such postponement, notice of its decision shall be given by the Tejas Partner Group within 30 days after delivery of such audited financial statements. Upon the timely delivery of either such notice, then the Shell Partner Group shall become obligated to sell the Purchased Interest (as defined below) and the Tejas Partner Group shall become obligated to purchase the Purchased Interest. Such notice shall also designate the time and place of closing, which shall occur within 90 days after delivery of such notice.

          The "Redetermination Option Interest" shall be the excess, if any, of the Shell Maximum over the Shell Redetermination Partnership Percentage, which is determined pursuant to the following formula (the "Redetermination Formula"):

      Shell Redetermination Partnership Percentage =     VS             x 100
                                                   --------------
                                                    Vs+(Vt*  *  )

      Where Vs  =   1999  average daily  volumes, without  double  counting  any volumes, of (a) natural gas sold by the Partnership to Third
                    Parties under  contracts  contributed to the  Partnership by
                    Shell  LP1,  (b)  natural  gas  tendered  for  sale by Shell
                    Partner  Group  under the  Shell  Supply  Agreement  and not otherwise counted as volumes under clause (a) preceding, and
                    (c) Shell  natural gas sold by Shell Partner Group where the
                    Partnership receives a brokerage commission;  provided that,
                    if,  prior  to  the  Reset  Closing   Date,   *   adds   its
                    volumes to the Shell Supply Agreement for the remaining term thereof, then the 1999 annualized amount of such volumes shall be added to Vs.

      Where Vt  =   1999  average  daily  volumes,   without   double   counting
                    any volumes, of (a) natural gas sold by the Partnership to Third Parties under contracts contributed to the Partnership by Tejas LP1, and (b) natural gas tendered for sale by Tejas
                    Partner Group under the Tejas Supply Agreement and not otherwise counted as volumes under clause (a) preceding, and
                    (c) natural gas sold by Tejas Partner Group where the Partnership receives a brokerage commission.

         Volumes for the Redetermination Formula will be measured in Mmbtu's, based upon ten months' actual volumes and estimates of the volumes for the remaining 2 months, as determined by the Officers and approved by the Board for the Fiscal Year of redetermination. If the Officers fails to estimate volumes or the Board fails to approve such estimates, then Arthur Andersen L.L.P. or such other accountants as the General Partners may select shall estimate such volumes for purposes of the Redetermination Formula.

          Notwithstanding the application of the above formula, in no event shall the Redetermination Option Interest exceed the Option Interest.

          The portion of the Redetermination Option Interest that is specified by the Tejas Partner Group in the election to have this SECTION 3.7(c) apply shall be the "Purchased Interest" for purposes of this SECTION 3.7(c).

          (d) The purchase  price for the Purchased  Interest  shall be equal to
     (i) the portion of the amount of the Capital Contributions of the selling member of the Shell Partner Group attributable to the Purchased Interest, plus (ii) the Capital Charge with respect to such Capital Contributions calculated from the date the selling member of the Shell Partner Group made each Capital Contribution to the Reset Closing Date, plus (iii) an amount equal to (x) a Capital Charge, accruing from the end of the month earned through the Reset Closing Date, on (y) the Retained Earnings attributable to the Purchased Interest for periods prior to the Percentage Reset Date, minus (iv) the NIAT attributable to the Purchased Interest from, and including, January 1, 1999, through the Reset Closing Date. The portion of the Purchased Interest that is an Interest of a General Partner shall be purchased by Tejas GP and the balance shall be purchased by Tejas LP2 (or its designated Affiliate).

          (e) Upon its acquisition of the Purchased Interest in accordance with this Section, the Tejas Partner Group will receive that portion of the Shell Partner Group's Capital Account relating to the Purchased Interest, except that the Shell Partner Group shall retain the portion of its Capital Account equal to the Shell Deferred Retained Earnings Amount.

     [3.8 intentionally left blank.]

CONFIDENTIAL   TREATMENT   (NOTE:  *  INDICATES   OMITTED   MATERIAL  FOR  WHICH
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.)


     3.9 PARTNERSHIP PREFERRED RETURN DETERMINATION PROMPTED BY UNANTICIPATED CHANGE IN VOLUME.

     (a) In the event that, after the Reset Closing Date, either:

          (i) volumes tendered for sale to the Partnership by a Partner or Affiliate of a Partner, or markets available to the Partnership, increase by more than * million cubic feet per day ( * mmcfd) over the amounts of Vs or Vt (as defined in Section 3.6 or 3.7), as the case may be, as at the Reset Closing Date, due either to a major acquisition or series of acquisitions during a 12 month period by the Shell Partner Group or the Tejas Partner Group, as appropriate, of gas producing properties, a gas producer, a gas marketer, a gas pipeline or a pipeline company; or

          (ii) * first becomes a party to the Shell Supply Agreement as a Seller thereunder after the Reset Closing Date, and adds all or substantially all of its natural gas to the volumes supplied to the Partnership;

     Then the Responsible Partner Group shall make those volumes available to the Partnership upon the terms and conditions of the Shell Supply Agreement, in the case of the Shell Partner Group, or the Tejas Supply Agreement, in the case of the Tejas Partner Group, in either case, subject to any limitations on doing so in existing gas sales and purchase contracts in effect prior to acquisition of such volumes by the Responsible Partner Group; provided, that such volumes shall be made available to the Partnership, as described above, immediately upon expiration or termination of the conflicting gas sales and purchase contracts. The Officers will recommend an appropriate Preferred Return to compensate the Responsible Partner, disregarding in valuing the Preferred Return that the Responsible Partner is required by this Section to market its gas through the Partnership. The Preferred Return will be payable from Partnership NIBT, and shall be in addition to the Responsible Partner's Partnership Percentage. Within 10 days after determination of the Preferred Return, the Officers shall give the Board notice of the Preferred Return and the Board shall approve or reject the Preferred Return within 30 days after receipt of such notice. If no approval or rejection is communicated, the Preferred Return will be deemed to have been rejected. If the Board rejects the Preferred Return recommended by the Officers, then the Board shall engage an independent investment banking firm or accounting firm, acceptable to all Board members (the "Independent Evaluator"), at Partnership expense, to value the contribution of the additional volumes to the Partnership (disregarding in valuing the Preferred Return that the Responsible Partner is required by this Section to market its gas through the Partnership), to determine a Preferred Return as compensation to the Responsible Partner, and to present its valuation to the Board, which shall thereupon become the Preferred Return and shall be binding upon the Partnership, the Responsible Partner, and all other Partners.

     (b) In the event that, after the Reset Closing Date, the Shell Partner Group or Tejas Partner Group reduces the natural gas available for sale by it to or through the Partnership under the terms of the Shell Supply Agreement or Tejas Supply Agreement,

CONFIDENTIAL   TREATMENT   (NOTE:  *  INDICATES   OMITTED   MATERIAL  FOR  WHICH
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.)


as the case may be, by more than a cumulative amount of * million cubic feet per day ( * mmcfd) below the amounts of Vs or Vt (as defined in Section 3.6 or 3.7), as the case may be, as at the Reset Closing Date, due either to a major sale or series of sales by the Shell Partner Group or the Tejas Partner Group, as appropriate, of gas producing properties or of gas pipelines;

     Then at the time that such cumulative amount of * mmcfd has been reached and each time that an additional cumulative amount of * mmcfd of reduction is reached thereafter, to the extent the Partnership has not been, or will not be, adequately reimbursed for the loss of such volumes through the operation of
SECTION 3.3, the Officers will recommend an appropriate Debit of Return. The Debit of Return will reduce the Responsible Partner's share of distributions pursuant to ARTICLE IV AND ARTICLE X that otherwise would be made with respect to such Responsible Partner's Partnership Percentage and Interests. Within 10 days after determination of the Debit of Return, the Officers shall give the Board notice of the Debit of Return and the Board shall approve or reject the Debit of Return within 30 days after receipt of such notice. If no approval or rejection is communicated, the Debit of Return will be deemed to have been rejected. If the Board rejects the Debit of Return recommended by the Officers, then the Board shall engage an Independent Evaluator, at Partnership expense, to value the reduction of volumes to the Partnership, to determine a Debit of Return as compensation to the Partnership and the other Partner Group, and to present its valuation of the appropriate Debit of Return to the Board, which shall thereupon become the Debit of Return and shall be binding upon the Partnership, the Responsible Partner, and all other Partners.

     (c) All volumes of natural gas before the Reset Closing Date, and the volumes of natural gas below the threshold described in SECTION 3.9(a)(i) after the Reset Closing Date, coming under ownership or control of Tejas Partner Group or Shell Partner Group shall be made available by them to the Partnership upon the terms and conditions of the Shell Supply Agreement, in the case of volumes and contracts made available from the Shell Partner Group, or the Tejas Supply Agreement, in the case of volumes and contracts made available from the Tejas Partner Group.

     (d) In the event that a Third Party desires to be admitted as a Partner of the Partnership, or desires to share in the benefits or risks of the Partnership by becoming a partner of a Partner or by forming a strategic alliance with a Partner, then the Partners will consider the economic benefit to be derived by the admission of such new Partner or such desire to participate indirectly in the Partnership. The Partners, upon request of any General Partner, will use their best efforts to agree upon terms and conditions for the admission of the new Partner or to redetermine the Partners' Partnership Percentages, as appropriate, if such admission or redetermination is in the best economic interests of all Partners.

     3.10 OTHER MATTERS.

     (a) Except as otherwise provided in ARTICLE IV AND SECTION 10.1, no Partner shall demand or receive a return of its Capital Contribution. Under circumstances requiring a return of any Capital Contribution, no Partner shall have the right to receive property other than cash, except as may be specifically provided herein or as agreed to by the Board.

     (b) No Partner shall receive any interest with respect to its Capital Contribution or its Capital Account, except as otherwise provided in this Agreement.

     (c) The Limited Partners shall not be personally liable for the debts, negative account balances, liabilities, contracts or any other obligations of the Partnership. The General Partners shall not have any personal liability for the repayment of the Capital Contribution of any Limited Partner.


                                   ARTICLE IV

                                  DISTRIBUTIONS

     4.1 DISTRIBUTIONS.  Except as otherwise provided in SECTION 4.2 and SECTION
10.1 (relating to distributions upon liquidation of the Partnership), the Partnership shall distribute cash only at such times and in such amounts as determined by the Board. All distributions pursuant to this SECTION 4.1 shall be made as follows:

               (i) If a Reset Closing Date has not yet occurred to the Partners in proportion to their Partnership Percentages;

               (ii) After any Reset Closing Date, in the following order of priority;

                    (A) first, to members of the Shell Partner Group in proportion to and to the extent of their respective Shell Deferred Distribution Amount;

                    (B) second, to the Partners in proportion to and to the extent of their respective Pre-Reset Closing Date Retained Earnings Amounts; and

                    (C)  third,   to  the  Partners  in   proportion   to  their
               Partnership Percentages.

Notwithstanding anything to the contrary in this Agreement, after any Reset Closing Date, the members of the Board appointed by the Shell GP shall have the exclusive authority to determine the amount of and timing of distributions pursuant to Section 4.1 until all distributions contemplated by clause (ii)(A) of SECTION 4.1 have been made and may cause the Partnership to borrow funds at commercially available rates and terms in amounts sufficient to enable the Partnership to make all distributions under clause (ii)(A) of SECTION 4.1.

     4.2 TAX DISTRIBUTIONS.

          (a) CURRENT TAX LIABILITY. Prior to any distribution being made pursuant to SECTION 4.1, during each Fiscal Year, the Partnership shall make distributions to each Partner in proportion to their Partnership Percentages at the time and in an aggregate amount equal to the Tax Amount. Such distributions shall be made from time to time during the Fiscal Year (or during the following January) as the Board determines would correspond to the estimated tax payment obligations of the Partners. The Board may designate a distribution made during January as a tax distribution with respect to the prior Fiscal Year. The Board may delay, reduce or eliminate a Tax Distribution. During a Fiscal Year, so long as Tax Distributions with respect to such Fiscal Year equal to the Tax Amount with respect to such Fiscal Year have not been distributed, no other distributions shall be made during such Fiscal Year (or the following January) pursuant to SECTION 4.1.

          (b) INCREASED TAX LIABILITY UNDER TAX CONTESTS. If the taxable income of the Partnership is increased by any taxing authority and the Partnership settles or receives a determination as defined in Section 1313(a) of the Code, the Board shall make an additional Tax Distribution under the procedures described in SECTION 4.2(A) using the increased taxable income of the Partnership to calculate the Tax Amount for this distribution.


                                    ARTICLE V

                                   ALLOCATIONS

     5.1 ALLOCATIONS OF PROFITS. After giving effect to the special allocations set forth in SECTIONS 5.3 AND 5.4, net income and gain for any Fiscal Year or portion thereof shall be allocated among the Partners in accordance with their Partnership Percentages in effect during such period.

     5.2 ALLOCATIONS OF LOSSES.

          (a) Subject to the limitation of SECTION 5.2(b), after giving effect to the special allocations set forth in SECTIONS 5.3 AND 5.4, net loss for any Fiscal Year or portion thereof shall be allocated among the Partners in accordance with their Partnership Percentages in effect during such period.

          (b) The losses allocated pursuant to SECTION 5.2(a) shall not exceed the maximum amount of losses that can be so allocated without causing any Limited Partner to have an Adjusted Capital Account Deficit (determined after all cash distributions for the Fiscal Year) at the end of the Fiscal Year for which the allocation relates. All losses in excess of the limitation set forth in the preceding sentence shall be allocated among those Limited Partners that will not have an Adjusted Capital Account Deficit at the end of the Fiscal Year in the ratio of their relative Partnership Interests. In any Fiscal Year in which all the Limited Partners will have an Adjusted Capital Account Deficit, all losses in excess of the limitations described in the first two sentences of this SECTION 5.2(b) shall be allocated (i) to the General Partner, if any, that is a member of such Limited Partner's Partner Group or (ii) otherwise, to the General Partners in proportion to their Partnership Percentages.

     5.3 SPECIAL ALLOCATIONS. The following special allocations shall be made in the following order:

          (a) MINIMUM GAIN CHARGEBACK. Notwithstanding any other provisions of this ARTICLE V, except as provided in Section 1.704-2(f) of the Regulations, if there is a net decrease in Partnership Minimum Gain during any Fiscal Year, each Partner shall be allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Partner's share of the net decrease in Partnership Minimum Gain, determined in accordance with Section 1.704-2(g) of the Regulations. Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Sections 1.704-2(f)(6) and 1.704-2(j)(2) of the Regulations. This SECTION 5.3(a) is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(f) of the Regulations and shall be interpreted consistently therewith.

          (b) CHARGEBACK OF PARTNER NONRECOURSE DEBT MINIMUM GAIN. Notwithstanding the other provisions of this ARTICLE V (other than SECTION 5.3(a), except as provided in Section 1.704-2(i)(4) of the Regulations), if there is a net decrease in Partner Nonrecourse Debt Minimum Gain during any Partnership Fiscal Year, any Partner with a share of Partner Nonrecourse Debt Minimum Gain, determined in accordance with Section 1.704-2(i)(5) of the Regulations, shall be allocated items of Partnership income and gain for such period (and if necessary, subsequent periods) in an amount equal to such Partner's share of the net decrease in Partner Nonrecourse Debt Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Section 1.704-2(i)(4) of the Regulations. Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Sections 1.704-2(i)(4) and 1.704-2(j)(2) of the Regulations. This
     SECTION 5.3(b) is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(i)(4) of the Regulations and shall be interpreted consistently therewith.

          (c) QUALIFIED INCOME OFFSET. In the event any Limited Partner unexpectedly receives any adjustments, allocations, or distributions described in Sections 1.704- 1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5), or
     1.704-1(b)(2)(ii)(d)(6) of the Regulations, items of Partnership income and gain shall be specially allocated to each such Limited Partner in an amount and manner sufficient to eliminate, to the extent required by the Regulations, the Adjusted Capital Account Deficit of such Limited Partner as quickly as possible, provided that an allocation pursuant to this
     SECTION 5.3(c) shall be made only if and to the extent that such Limited Partner would have an Adjusted Capital Account Deficit after all other allocations provided for in this ARTICLE V have been tentatively made as if this SECTION 5.3(c) were not in this Agreement. This SECTION 5.3(c) is intended to constitute a "qualified income offset" within the meaning of
     Section 1.704-1(b)(2)(ii) of the Regulations, and shall be interpreted consistently therewith.

          (d) GROSS INCOME ALLOCATION. In the event any Limited Partner has a deficit Capital Account at the end of any Fiscal Year which is in excess of the sum of (i) the amount such Limited Partner is obligated to restore pursuant to any provision of this Agreement and (ii) the amount such Limited Partner is deemed to be obligated to restore pursuant to the penultimate sentences of Section 1.704-2(g)(1) and 1.704-2(i)(5) of the Regulations, each such Limited Partner shall be specially allocated items of Partnership income and gain in the amount of such excess as quickly as possible, provided that an allocation pursuant to this SECTION 5.3(d) shall be made only if and to the extent that such Limited Partner would have a deficit Capital Account in excess of such sum after all other allocations provided for in this ARTICLE V have been made as if SECTION 5.3(c) and this
     SECTION 5.3(d) were not in this Agreement.

          (e) NONRECOURSE DEDUCTIONS. Nonrecourse Deductions for any Fiscal Year shall be allocated to the Partners in accordance with their Partnership Percentages.

          (f) PARTNER NONRECOURSE DEDUCTIONS. Any Partner Nonrecourse Deductions for any Fiscal Year or other period shall be specially allocated to the Partner who bears the economic risk of loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable in accordance with Section 1.704-2(i)(1) of the Regulations.

          (g) SECTION 754 ADJUSTMENTS. To the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Code Section 734(b) or Code Section 743(b) is required, pursuant to Sections 1.704-1(b)(2)(iv)(m)(2) or (4) of the Regulations, to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Partners in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to such Section of the Regulations.

          (h) INCOME/DEDUCTION ALLOCATIONS. In the event that a net deduction or loss is imputed to the Partnership as a result of the imputation of income or gain to any Partner by any taxing authority, such resulting deduction or loss shall be allocated among the Partners in the same proportion as the Partners are required to recognize the corresponding income or gain.

     5.4 CURATIVE ALLOCATIONS. The allocations set forth in SECTIONS 5.2(b), 5.3(a), 5.3(b), 5.3(c), 5.3(d), 5.3(e), 5.3(f) AND 5.3(g) (the "REGULATORY
ALLOCATIONS") are intended to comply with certain requirements of the Regulations. It is the intent of the Partners that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of Partnership income, gain, loss or deduction pursuant to this SECTION 5.4. Therefore, notwithstanding any other provision of this ARTICLE V (other than the Regulatory Allocations and the following sentence), the Board shall make such offsetting special allocations of Partnership income, gain, loss or deduction in whatever manner it determines appropriate so that, after such offsetting allocations are made, each Partner's Capital Account balance is, to the extent possible, equal to the Capital Account balance such Partner would have had if the Regulatory Allocations were not part of this Agreement and all Partnership items were allocated pursuant to SECTIONS 5.1, 5.2(a), 5.3(h) AND 5.5. Notwithstanding the previous sentence, the Board shall not be required to make special allocations of income or gain under this
SECTION 5.4 to offset Regulatory Allocations previously made under SECTIONS 5.3(e) AND 5.3(f).

     5.5 OTHER ALLOCATION RULES.

          (a) In the event the Partnership Percentages of the Partners are adjusted during a Fiscal Year, the allocations required by this Article V shall be made for such Fiscal Year by allocating the items of income, gain, loss, and deduction of the Partnership based on the Partnership Percentages in effect from time to time during the year. Absent an agreement of the Board to the contrary, the Partnership shall utilize the interim closing of the books method to apportion the items of income to the periods of time before and after a change in the Partnership Percentages of the Partners.

          (b) All allocations to the Partners pursuant to this ARTICLE V shall, except as otherwise expressly provided, be divided among them in proportion to their Partnership Percentages.

          (c) Except as otherwise provided in this Agreement, all items of Partnership income, gain, loss, deduction, and any other allocations not otherwise provided for shall be divided among the Partners in the same proportions as they share profits or losses, as the case may be. However, notwithstanding any other provision of this Agreement, the General Partners shall be allocated not less than 1%, in the aggregate of each item of Partnership income gain, loss, deduction or credit, except to the extent such an allocation would be contrary to the provisions of Section 704(b) or
     (c) of the Code and related Regulations.

          (d) The Partners are aware of the income tax consequences of the allocations made by this ARTICLE V and hereby agree to be bound by the provisions of this ARTICLE V in reporting their shares of Partnership income and loss for income tax purposes.

          (e) Solely for purposes of determining a Partner's proportionate share of the "excess nonrecourse liabilities" of the Partnership within the meaning of Section 1.752-3(a)(3) of the Regulations, the Partners' interests in Partnership profits are in proportion to their Partnership Percentages.

          (f) To the extent permitted by Sections 1.704-2(h) and 1.704-2(i)(6) of the Regulations, the Board shall endeavor to treat distributions as having been made from the proceeds of a Nonrecourse Liability or a Partner Nonrecourse Debt only to the extent that any such distribution would not cause or increase an Adjusted Capital Account Deficit for any Limited Partner.

     5.6 ALLOCATIONS FOR TAX PURPOSES.

          (a) Except as otherwise provided herein, for federal income tax purposes, each item of income, gain, loss and deduction shall be allocated among the Partners in the same manner as its correlative item of "book" income, gain, loss or deduction is allocated pursuant to SECTIONS 5.1 THROUGH 5.5.

          (b) In an attempt to eliminate Book-Tax Disparities attributable to a Contributed Property or Adjusted Property, items of income, gain, loss, depreciation, amortization and cost recovery deductions shall be allocated for federal income tax purposes among the Partners as follows:

               (i) (A) In the case of a Contributed Property, such items attributable thereto shall be allocated among the Partners in the manner provided under Section 704(c) of the Code that takes into account the variation between the Agreed Value of such Contributed Property and its adjusted basis at the time of contribution; and (B) except as otherwise provided in SECTION 5.6(b)(iv), any item of Residual Gain or Residual Loss attributable to a Contributed Property shall be allocated among the Partners in the same manner as its correlative item of "book" gain or loss is allocated pursuant to SECTIONS 5.1 THROUGH 5.5.

               (ii) (A) In the case of an  Adjusted  Property,  such items shall
          (1) FIRST, be allocated among the Partners in a manner consistent with the principles of Section 704(c) of the Code to take into account the Unrealized Gain or Unrealized Loss attributable to such property and the allocations thereof pursuant to SECTION 3.5(d) OR 3.5(e), and (2) SECOND, in the event such property was originally a Contributed Property, be allocated among the Partners in a manner consistent with
          SECTION 5.6(b)(i); and (B) except as otherwise provided in SECTION 5.6(b)(iv), any item of Residual Gain or Residual Loss attributable to an Adjusted Property shall be allocated among the Partners in the same manner as its correlative item of "book" gain or loss is allocated pursuant to SECTIONS 5.1 THROUGH 5.5. For purposes of this provision, consistent with the allocation of depreciation, amortization or cost recovery of the Carrying Value of Partnership property pursuant to
          SECTION  5.3(g) to the Partner whose  Capital  Account was adjusted to reflect the Net Agreed Value of a Contributed Property, the depreciation, amortization or cost recovery deductions computed for federal income tax purposes shall be allocated in the same manner as its correlative item of "book" depreciation, amortization or cost recovery deduction.

               (iii) Except as otherwise provided in SECTION 5.6(b)(iv), all other items of income, gain, loss and deduction shall be allocated among the Partners in the same manner as their correlative item of "book" gain or loss is allocated pursuant to SECTIONS 5.1 THROUGH 5.5.

               (iv) Any items of income, gain, loss or deduction otherwise allocable under SECTION 5.6(a), 5.6(b)(ii) OR 5.6(b)(iii), at the election of the Board, shall be subject to allocation in any manner allowed under Section 1.704-3 of the Regulations that is designed to eliminate, to the maximum extent possible, Book-Tax Disparities in a Contributed Property or Adjusted Property otherwise resulting from the application of the "ceiling" limitation (under Section 704(c) of the Code or Section 704(c) principles) to the allocations provided under
          SECTION 5.6(b)(i)(A) OR 5.6(b)(ii)(A).

          (c) Any gain allocated to the Partners upon the sale or other taxable disposition of any Partnership asset shall, to the extent possible, after taking into account other required allocations of gain pursuant to this
     SECTION 5.6, be characterized as Recapture Income in the same proportions and to the same extent as such Partners (or their predecessors in interest) have been allocated any deductions directly or indirectly giving rise to the treatment of such gains as Recapture Income.

          (d) All items of income, gain, loss, deduction and credit recognized by the Partnership for federal income tax purposes and allocated to the Partners in accordance with the provisions hereof shall be determined without regard to any election under Section 754 of the Code which may be made by the Partnership; PROVIDED, HOWEVER, that such allocations, once made, shall be adjusted as necessary or appropriate to take into account those adjustments permitted or required by Sections 734 and 743 of the Code.


                                   ARTICLE VI

                          MANAGEMENT OF THE PARTNERSHIP

     6.1 BOARD.

          (a) Except as specifically delegated in SECTIONS 6.2 AND 6.3 or as otherwise expressly set forth herein, the management and control of the business and affairs of the Partnership shall be exclusively vested in a four person governing board (the "Board") the members of which shall be appointed, removed and replaced as provided herein. The Shell GP and the Tejas GP shall each designate two persons as members of the Board. The first Board members, to serve until their successors have been duly appointed, shall be Charles R. Crisp (appointed by Tejas GP), Jack E. Little (appointed by Shell GP), Jay A. Precourt (appointed by Tejas GP), and P. G. Turberville (appointed by Shell GP).

     Either of the Shell GP or the Tejas GP may remove any of its designees at any time and replace such member pursuant to the second preceding sentence.

          (b) If the CEO is an employee or former employee of a Partner or an Affiliate of a Partner, the General Partner by whom (or by whose Affiliate) the CEO was not most recently employed, shall designate a member of the Board to act as Chairman of the Board. Otherwise, the Chairman of the Board shall be elected by the Board. The initial Chairman of the Board shall be Jay A. Precourt (appointed by Tejas) and the initial CEO shall be Murry Gerber.

          (c) Regular meetings of the Board shall be held at least quarterly and shall be called and scheduled by the Chairman at least thirty calendar days in advance thereof. Special meetings of the Board may be held at any time upon the call of the Chairman, the CEO, or any two Board members on at least two business days notice, unless such notice is waived by all members. The member(s) or CEO calling the meeting shall give notice to each other member by facsimile transmission sent to the facsimile number for such notice that has been given by such member. A quorum shall exist for any meeting if at least three members of the Board are in attendance. Any or all members may attend the meeting telephonically. Risk positions and controls will be on the agenda of each Board meeting, if requested by any member of the Board.

          (d) Except where otherwise expressly provided in this Agreement, the Board may take action by the affirmative vote of a majority of the members present at a meeting. A member of the Board absent from a meeting automatically shall be deemed to have given his proxy to the other member of the Board designated by the same General Partner, to vote on behalf of the absent member. The Board shall have the sole and exclusive right to manage the business of the Partnership and shall when acting in accordance with this Agreement have all of the rights and powers that may be possessed by a general partner under the Act. Members of the Board shall carry out the purposes and business of the Partnership in accordance with this Agreement; devote to the Partnership's business such time as reasonably shall be required; supervise performance of Officers of the Partnership; and conduct the affairs of the Partnership in the best interest of the Partnership and the Partners. The Board shall at least annually approve and adopt an updated Business Plan. Such Business Plan shall be the basis of Partnership operations for the following 12 months and will be used as a basis for measuring executive performance and determining executive compensation. In lieu of acting at a properly called meeting, the Board may act by unanimous written consent of all of its members.

          (e) The Partnership shall reimburse members of the Board for their out-of-pocket expenses incurred in connection with their duties as a member of the Board. The members of the Board may receive such compensation for their service as a member of the Board, as the General Partners shall determine from time to time.

          (f) In addition to the powers now or hereafter granted a general partner of a limited partnership under applicable law or which are granted to the Board under any other provision of this Agreement, the Board, subject to SECTION 6.3, shall have full power and authority to do all things and on such terms as it, in its sole discretion, may deem necessary or appropriate to conduct the business of the Partnership, to exercise all powers, and to effectuate the purposes, set forth in ARTICLE II, including without limitation:

               (i) the making of any expenditures, the lending or borrowing of money, the assumption or guarantee of, or other contracting for, indebtedness and other liabilities, the issuance of evidences of indebtedness and the incurring of any other obligations and the securing of same by mortgage, deed of trust or other lien or encumbrance;

               (ii) the disposition, mortgage, pledge, encumbrance, hypothecation or exchange of any or all of the assets of the Partnership or the merger or other combination of the Partnership with or into another Person (the matters described in this clause (ii) being subject, however, to any prior approval that may be required by
          SECTION 6.3);

               (iii) the making of any material change in any agreement between the Partnership and a Partner or Affiliate of a Partner;

               (iv) the approval of the annual budget together with construction and operating budgets;

               (v) the  purchase,  lease or other  acquisition  of  property  or
          purchase   of   services  in  an  amount  in  excess  of  prior  Board
          authorizations;

               (vi) the selection of accountants and auditors;

               (vii) the adoption of material accounting and tax policies, procedures and principles;

               (viii) the making of any borrowings in excess of prior Board authorizations;

               (ix) the making of any material changes to the form of employment agreement;

               (x) the making of any material changes to any employee benefit plan;

               (xi) the determining of the amount and timing of Partnership distributions;

               (xii) the making of any filing for bankruptcy following a winding-up or dissolution of the Partnership approved as provided in
          SECTION 6.3;

               (xiii) the making of any material public announcements;

               (xiv) the modification or establishment of risk management policies;

               (xv) the admission of new Partners pursuant to the requirements of SECTIONS 8.2, 8.3 and 8.4;

               (xvi) the request of any Additional Capital Contributions in accordance with SECTION 3.4;

               (xvii) the selection and dismissal of employees and agents, outside attorneys, accountants, consultants and contractors and determination of their compensation and other terms of employment or hiring;

               (xviii) the formation of, or acquisition of an interest in, and the contribution of property to, any further limited or general partnerships, joint ventures, corporations or other relationships;

               (xix) the institution of (r) policies for the protection of confidential information, (s) business conduct guidelines, (t) non-compete provisions with its key employees, (u) employment contracts with key employees, and (v) key person insurance for key employees;

               (xx) the institution of employee retirement plans, and welfare benefits plans, including medical, dental, and disability insurance;

               (xxi) the indemnification of any Person by the Partnership against liabilities and contingencies to the extent permitted by law;

               (xxii) the purchase, sale or other acquisition or disposition of Interests;

               (xxiii) the authorization of the Initial Agreements on behalf of the Partnership;

               (xxiv) the authorization and approval of contracts for the sale or purchase of natural gas, electricity, or natural gas liquids, having a term in excess of five years or for the sale or purchase of natural gas in excess of 100 million cubic feet per day or requiring a guarantee pursuant to SECTION 12.1 (except renewals or extensions of contracts previously guaranteed); and

               (xxv) the determination of the economic requirement for a credit rating to meet the ongoing needs of the Partnership.

          (g) Notwithstanding the foregoing, in the case of dispute, potential dispute, negotiation, or renegotiation between the Partnership and any General Partner or Affiliate of a General Partner, or in the case of any notice to be given, or option, right of first refusal, or other right or privilege to be exercised by the Partnership under any agreement between the Partnership and any General Partner or Affiliate of a General Partner (including, without limitation, the decision of the Partnership to retire a Partner's

     Interest under SECTION 8.5), then those members of the Board not appointed by such General Partner shall exclusively have all powers of the Board and the General Partners to cause the Partnership to initiate, pursue, settle such dispute, to be given such notice, to exercise such option, right of first refusal, or other right or privilege, or to waive any rights of the Partnership against or amend any agreement with such General Partner or its Affiliate or otherwise act in such matter on behalf of the Partnership.

     6.2 OFFICERS.

          (a) The Partnership shall have employees or agents who are denominated as Officers (including, but not limited to, a Chief Executive Officer ("CEO"), a Chief Financial Officer, a Head of Risk Management, a Head of Trading and Head of Marketing), as the Board may designate from time to time (the "OFFICERS"). The CEO shall annually update the Business Plan and submit it to the Board for comment, revision and approval. The Officers will establish internal financial procedures and bookkeeping practices to conform with bookkeeping guidelines established in consultation with the Board.

          (b) The Officers shall be responsible for implementing the decisions of the Board and for conducting the ordinary and usual business and affairs of the Partnership, including, subject to the policies and limitations established by the Board:

               (i) the making of tax, regulatory and other filings, or rendering of periodic or other reports to governmental or other agencies having jurisdiction over the business or assets of the Partnership;

               (ii) the acquisition or disposition of assets of the Partnership in the ordinary course of its business;

               (iii) the use of the assets of the Partnership (including, without limitation, the financing of the conduct of the operations of the Partnership, the lending of funds to other Persons and the repayment of obligations of the Partnership);

               (iv) the negotiation, execution and performance of any contracts, conveyances or other instruments in the ordinary course of the Partnership's business, subject to prior approval by the Board of contracts for the sale or purchase of natural gas, electricity, or natural gas liquids, having a term in excess of five years or for the sale or purchase of natural gas in excess of 100 million cubic feet per day or requiring a guarantee pursuant to SECTION 12.1 (except renewals or extensions of contracts previously guaranteed);

               (v) the maintenance of insurance for the benefit of the Partners and the Partnership; and

               (vi) the control of any matters affecting the rights and obligations of the Partnership, including, without limitation, the bringing and defending of actions at law or in equity and otherwise engaging in the conduct of litigation and the incurring of legal expense and settlement of claims and litigation up to $500,000 in amount.

          (c) The Officers shall be entitled to receive for their services to the Partnership such compensation as may be determined by the Board from time to time, such compensation to be paid by the Partnership. The Officers shall at all times be subject to the supervision and control of the Board and shall conform to policies and programs established by the Board, and the scope of the Officers' authority shall be limited to such policies and programs. The acts of the Officers shall bind the Partnership when within the scope of the authority of such Officers. Except as otherwise authorized by the Board, no other Person shall have authority to bind or act for, or assume any obligations or responsibilities on behalf of, the Partnership. The Officers shall keep the Board informed as to all matters of concern to the Partnership.

     6.3 POWERS RESERVED TO GENERAL PARTNERS. Notwithstanding SECTION 6.1, the Board shall not have the authority to do any of the following without the prior written consent of all of the General Partners:

               (i) do any act in contravention of this Agreement;

               (ii) make an agreement on behalf of or bind any Partner, except to the extent a General Partner, in its capacity as such, may be liable to a creditor of the Partnership by operation of law;

               (iii) dispose of the goodwill of the Partnership;

               (iv) cause the performance of any act that would subject any Limited Partner to liability as a general partner;

               (v) become a party to any merger, consolidation, or any other business combination or change of control;

               (vi) take any act that would cause the winding up or dissolution of the Partnership;

               (vii)  make  a  material  change  to  the   Partnership's   scope
          (including any expansion beyond Mexico, Canada or the United States of America), or strategic direction as set forth in SECTION 2.3; or

               (viii) admit any new Partner, except as contemplated by SECTIONS 8.2, 8.3 and 8.4 of this Agreement.

CONFIDENTIAL   TREATMENT   (NOTE:  *  INDICATES   OMITTED   MATERIAL  FOR  WHICH
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.)

     6.4 RESOLUTION OF DEADLOCK.

          (a) If any matter presented to the Board or the General Partners for action has been considered by a meeting of the Board or by a meeting of the General Partners and no resolution has been carried at such meeting in relation to the matter, and such matter is still unresolved within 30 days from the date of such meeting despite any intervention by the General Partners, whether in a General Partner's meeting or otherwise, then such a situation shall be termed a "Deadlock."

          (b) If a Deadlock has occurred and not been resolved, any Partner Group can give notice to each other Partner Group of its desire to have the provisions of this SECTION 6.4 apply. Within seven days of the delivery of such notice, each General Partner shall cause its appointee or appointees on the Board to prepare and circulate to the other General Partner a memorandum or other form of statement setting out its position on the matter in dispute and its reasons for adopting such position. Each such memorandum shall be considered by a senior member of the management of Shell GP and of Tejas GP respectively nominated for the purpose who shall use their respective reasonable endeavors to develop together and recommend a solution to the General Partners to resolve the Deadlock. If these management representatives reach agreement upon a resolution of the Deadlock, they shall prepare a form of resolution to be placed before meetings of the Board or of the General Partners as appropriate and the General Partners shall use their respective reasonable endeavors to ensure that such resolutions, if adopted, are promptly carried into effect. If the management representatives are unable to reach agreement on a satisfactory resolution of the issue creating the Deadlock, the Partnership shall continue to operate as if the matter in dispute had never been raised.

          (c) In the event that, after exhaustion of the efforts to resolve the Deadlock under SECTION 6.4(b), a Deadlock still persists for more than six months regarding the failure of the Board or the General Partners to agree upon (i) a proposal by either the Shell Partner Group or the Tejas Partner Group to file for bankruptcy of the Partnership or (ii) a proposal by either the Shell Partner Group or the Tejas Partner Group to dissolve the Partnership, then, in either such event, the Deadlock shall be resolved as provided in SECTION 6.4(e) below.

          (d) *

CONFIDENTIAL   TREATMENT   (NOTE:  *  INDICATES   OMITTED   MATERIAL  FOR  WHICH
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.)

          (e) *

          (f) In the event that the Requesting Partner Group sells its Interests pursuant to Section 6.4(e), then the Requesting Partner Group, by notice not less than 10 Business Days before such sale, shall have the option to terminate the Shell Supply Agreement or Tejas Supply Agreement, as the case may be, to which it or its affiliates are parties as a "Seller" thereunder, as to natural gas volumes that are not Committed Volumes. The Shell Supply Agreement or Tejas Supply Agreement shall not terminate, and shall remain in full force and effect, as to Committed Volumes. Any such termination as to volumes that are not Committed Volumes shall be effective 60 days after the closing of the sale by the Requesting Partner Group of its Interests in accordance with Section 6.4(e).

     6.5 DUTIES, RIGHTS AND OBLIGATIONS OF PARTNERS.

          (a) The Partners have agreed that it is in the best interest of the Partnership and all of its Partners to cause the General Partners to act solely through the mechanisms provided herein relating to the appointment and authority of the Board. All Partners agree that each General Partner shall have fully satisfied all obligations of care it owes to the Partnership and the other Partners by virtue of its appointment of members to the Board. Except as specifically provided herein, no General Partner shall take any act on behalf of or that would bind the Partnership.

          (b) Except as otherwise permitted by this Agreement or applicable law, the Limited Partners acting in their capacity as Limited Partners shall not have any right (i) to participate in the management or control of the Partnership or its business and affairs, (ii) to bring an action for partition or sale in connection with the property or assets of the Partnership, whether real or personal, or (iii) to act for or bind the Partnership in any way.

          (c) In connection with the determination of any and all matters presented to the Board or the General Partners for action, the Partners agree and acknowledge that each member of the Board will be acting as the representative of the General Partner that appointed such member. Therefore, each such Board member may act, and will be fully protected in acting, at the direction or control of, or in a manner which such Board members believe is in the best interest of, the General Partner (or Affiliates of the General Partner) that appointed such Board member without regard to the interest of any other Partner or the Partnership. Further, each General Partner, and/or Affiliate of the General Partner, may exercise direction and control of the decisions of Board members appointed by such General Partner without duty to or regard for the interests of any other Partner or the Partnership. The Partnership and each Partner therefore waive, to the full extent permitted by law, any claim or cause of action against any General Partner, Affiliate of any General Partner, or member of the Board appointed by a General Partner, asserting, in connection with the determination of any and all matters presented to the Board or the General Partners for action, breach of fiduciary duty, duty of care, duty of loyalty or any other duty, breach of the Act, or breach of any duty created by special circumstances arising out of this Agreement or otherwise.

     6.6 INDEMNIFICATION OF THE GENERAL PARTNER.

          (a) THE PARTNERSHIP, ITS RECEIVER, OR ITS TRUSTEE SHALL DEFEND, INDEMNIFY, SAVE HARMLESS, AND PAY ALL JUDGMENTS AND CLAIMS AGAINST THE GENERAL PARTNERS, OR EITHER OF THEM, ANY LIMITED PARTNER, THE BOARD, ANY BOARD MEMBERS, OR ANY OFFICER (EACH, AN "INDEMNITEE" AND, COLLECTIVELY, THE "INDEMNITEES") RELATING TO ANY LIABILITY OR DAMAGE INCURRED BY REASON OF ANY ACT PERFORMED OR OMITTED TO BE PERFORMED BY SUCH INDEMNITEE IN CONNECTION WITH THE BUSINESS OF THE PARTNERSHIP, INCLUDING REASONABLE ATTORNEYS' FEES INCURRED BY SUCH INDEMNITEE IN CONNECTION WITH THE DEFENSE OF ANY ACTION BASED ON SUCH ACT OR OMISSION, INCLUDING ANY ACT OR OMISSION WHICH CONSTITUTES NEGLIGENCE.

          (b) IN THE EVENT OF ANY ACTION BY A LIMITED PARTNER AGAINST SUCH INDEMNITEE, INCLUDING A PARTNERSHIP DERIVATIVE SUIT, THE PARTNERSHIP SHALL DEFEND, INDEMNIFY, SAVE HARMLESS, AND PAY ALL EXPENSES OF SUCH INDEMNITEE, INCLUDING REASONABLE ATTORNEYS' FEES, INCURRED IN THE DEFENSE OF SUCH ACTION.

          (c) NOTWITHSTANDING THE PROVISIONS OF SECTIONS 6.6(A) AND (B) ABOVE, AN INDEMNITEE SHALL NOT BE INDEMNIFIED FROM ANY LIABILITY, CLAIM, COST OR EXPENSE RESULTING FROM THE FRAUD, WILLFUL CRIMINAL MISCONDUCT OR BREACH OF CONTRACT OF SUCH INDEMNITEE.

     6.7 PARTNERSHIP ACCOUNTS. The Officers shall establish and maintain one or more depository accounts as directed by the Board ("PARTNERSHIP ACCOUNTS") for funds of the Partnership at depositories selected by the Board. The Partnership Accounts shall be administered in accordance with any contractual agreements to which the Partnership is a party or by which it is bound, and subject thereto, in accordance with the business judgment of the Board. If so requested in writing by any Partner, the CEO shall notify the Partners in writing of the location of all Partnership Accounts. All funds of the Partnership shall be deposited in one of the Partnership Accounts and used exclusively for Partnership purposes. No Partner shall commingle any other funds with the funds of the Partnership in the Partnership Accounts.

     6.8 APPROVAL BY LIMITED PARTNERS. Unless a different percentage vote is expressly indicated, all actions taken or approvals given by Limited Partners shall require the approval of the Limited Partners holding at least 98% of the Interests of the Limited Partners.

     6.9 RELIANCE BY THIRD PARTIES. Notwithstanding any other provision of this Agreement to the contrary, no lender or purchaser or other Person, including any purchaser of property from the Partnership or any other Person dealing with the Partnership, shall be required to verify any representation by the Board or its delegatees as to its authority to encumber, sell or otherwise use any assets or properties of the Partnership, and any such lender, purchaser or other Person shall be entitled to rely exclusively on such representations.

     6.10 TRANSACTIONS WITH PARTNERS. All transactions with Partners or their Affiliates shall be on an arms-length basis. Any professional or administrative services provided by any Partner or its Affiliates shall be pursuant to a written contract service agreement.


                                   ARTICLE VII

                                BOOKS AND RECORDS

     7.1 BOOKS AND RECORDS; PERIODIC REPORTING.

          (a) The Partnership shall keep accurate and complete books of account and records on an accrual basis showing exclusively the assets and liabilities, results of operations, transactions and financial condition of the Partnership in accordance with generally accepted accounting principles and the accounting principles used by the Partnership for federal income tax purposes. All financial statements shall be accurate and in all material respects shall present fairly the financial position and results of operations of the Partnership. The books of account and records of the Partnership shall at all times be maintained at the principal office of the Partnership.

          (b) The Board shall cause to be delivered to each Partner the following:

               (i) Within 45 days after the end of each Fiscal Year, a statement of financial position and statement of income from operations, Partners' equity and cash flows, all of which shall be prepared in accordance with generally accepted accounting principles or as otherwise specified by this Agreement, together, within 15 days thereafter, with an opinion thereon from the Partnership's independent certified public accountants who shall initially be Deloitte & Touche L.L.P.;

               (ii) Within 30 days after the end of each calendar month, an unaudited monthly statement of income from operations prepared in accordance with generally accepted accounting principles, other than footnotes, subject to normal year end adjustments;

               (iii) Within 15 Business Days after the receipt of the financial statements described in SECTION 7.1(b)(i):

                    (A) U.S.  Federal  Income Tax Form K-1 and any similar forms required by any state or local tax authority;

                    (B) a reconciliation  between the financial figures included in the audited financial statements and the financial information used for the Partnership's federal income tax return;

                    (C)  any  other   information   concerning  the  Partnership
               reasonably necessary for the preparation of the Partners' federal and state income tax returns; and

               (iv) Within 15 Business Days of the end of the applicable period, annual and monthly statements of the Partnership's risk management business according to provisions determined by the Officers subject to the approval of the Board. In the Board's discretion, these statements may be reviewed by the Accountants.

          (c) The Partnership's federal, state and local income and other tax returns shall be prepared by the Partnership. The Board shall furnish drafts of such tax returns to the General Partners for comment before they are finalized. All tax returns shall be signed on behalf of the Partnership and filed by the Tax Matters Partner.

          (d) Within five Business Days after the receipt of the information described in SECTION 7.1(b)(ii), the Tax Matters Partner shall compute the Tax Amount to be used by the Partners in determining their estimated tax payments and by the Board under SECTION 4.2.

     7.2 RIGHT TO INSPECTION. Each Partner shall have the right at all reasonable times upon reasonable notice to examine and audit at its expense the books and records of the Partnership.

     7.3 TAX MATTERS PARTNER. Shell GP is hereby designated as the "Tax Matters Partner" of the Partnership, as defined in Section 6231(a)(7) of the Code. In carrying out its duties set out in this Agreement, the Tax Matters Partner shall act in a fiduciary capacity with respect to the Partnership and the other Partners and shall take no action (other than the performance of ministerial duties) without prior written notice of such action to the other Partners.

          (a) The Tax Matters Partner shall have the authority to extend the statute of limitations for assessment of tax deficiencies against the Partners with respect to adjustments to the Partnership's federal, state, local or foreign tax returns, and to the extent provided in Sections 6222 through 6231 of the Code, to represent the Partnership and the Partners before taxing authorities or courts of competent jurisdiction in tax matters affecting the Partnership and the Partners in their capacities as Partners, and to file any tax returns and execute any agreements or other documents relating to or affecting such tax matters, including agreements or other documents that bind the Partners with respect to such tax matters or otherwise affect the rights of the Partnership and the Partners; PROVIDED that, to the extent any such extension, agreement, election or document might have a material effect on any Partner, such Partner must consent in writing to such extension, agreement, election or document and the Tax Matters Partner must reasonably consult with such Partner in any discussions or negotiations associated with such agreement or document. Each Partner agrees to cooperate with the Tax Matters Partner and to do or refrain from doing any or all things reasonably required by the Tax Matters Partner to conduct such proceedings.

          (b) The Tax Matters Partner shall keep each Partner informed of all administrative and judicial proceedings, as required by Section 6223(g) of the Code, and shall furnish each Partner who so requests in writing a copy of each notice or other communication received by the Tax Matters Partner. If any Partner intends to file a notice of inconsistent treatment under
     Section 6222(b) of the Code, such Partner shall, prior to the filing of such notice, provide notice to the Tax Matters Partner of such intent and the manner in which the Partner's intended treatment of the Partnership item is (or may be) inconsistent with the treatment of that item by the Partnership.

          (c) Each Partner will bear its own costs resulting from any tax examination of its investment in the Partnership.

          (d) The Tax Matters Partner shall be reimbursed by the Partnership for all the reasonable costs incurred by it as Tax Matters Partner in connection with any examination of the Partnership tax returns by a taxing authority.

     7.4 TAX ELECTIONS. The Partnership shall be treated, and shall file its tax returns, as a partnership for federal, state and local income and other tax purposes. If any Partner receives notice of a tax examination of the Partnership by any federal, state or local authority, it shall promptly give notice thereof to the other Partners. All elections permitted to be made by the Partnership under the Code shall be made by the Board; PROVIDED, HOWEVER, that the Board upon the request of any Partner shall make the election under Section 754 of the Code in accordance with applicable regulations thereunder AND PROVIDED that the Partnership shall elect to deduct expenses, if any, incurred by it in organizing itself, ratably over a 60-month period as provided in Section 709 of the Code. The Board, upon notice to and consent by the other Partners, shall seek to revoke any such election (including, without limitation, the election under Section 754 of the Code) upon the Board determination that such revocation is in the best interests of the Partnership.

                                  ARTICLE VIII

                 TRANSFER; ADMISSION AND WITHDRAWAL OF PARTNERS

     8.1 RESTRICTIONS ON TRANSFER.

          (a) Except as permitted in SECTIONS 3.6, 3.7, 8.2, 8.3, 8.4 OR 8.6(d),
     (i) no Partner shall sell, assign, transfer, mortgage, charge, or otherwise encumber or hypothecate (a "Transfer") any part or all of its Interest or suffer any Third Party to cause a Transfer of its Interest or contract with any party to Transfer its Interests and (ii) Shell Parent and Tejas Parent shall not transfer or permit any Subsidiary in the Partnership Line of Ownership to transfer all or any part of such Parent's beneficial ownership of the Interests.

          (b) In the event of a proposed Transfer of shares, partnership interests, or other equity interests in any Subsidiary in the Partnership Line of Ownership that does not constitute a member of the Partner Group offered in compliance with SECTIONS 8.3 and 8.4 and that does not satisfy the requirements of SECTION 8.2, then Shell Parent or Tejas Parent, as the case may be, shall retain, and shall cause such Transfer to exclude, such Parent's beneficial ownership of the Interests.

     8.2 TRANSFER TO AFFILIATE OR TRANSFER WITH CONSENT.

          (a) A Partner may transfer part or all of its Interest or shares in any Subsidiary in the Partnership Line of Ownership, without the consent of any other Partner, to any U.S. entity 100% of the equity interests of which are directly or indirectly held by Shell Parent or Tejas Parent. Any such transferee of Interests shall be admitted as a Partner.

          (b) A Partner may Transfer its Interest at any time with the consent of all General Partners, which consent may be withheld in the absolute discretion of any General Partner.

          (c) A Shareholder or Subsidiary in the Partnership Line of Ownership may Transfer its Partner's Interest or shares or any Subsidiary in the Partnership Line of Ownership pursuant to or in connection with a mortgage, pledge or grant of a security interest presently existing or that is entered into or placed in effect after the date hereof with Qualified Financial Institutions.

     8.3 "FIRST LOOK" TRANSFERS AFTER EXIT DATE.

          (a) Any Partner and/or its Affiliates (the "Selling Partner") may offer (the "Offer") to sell all of its Interests or all of its Affiliate's shares of the Partner Group (such Interests or shares being herein referred to as the "Offered Interests") to the Respondent at any time after January 1, 1999. The Offer shall include a copy of all material agreements pursuant to which the sale of the Offered Interests would occur. Respondent shall have a period of 30 days to respond to such Offer and within such time may make a written acceptance (the "Response") to the Selling Partner to purchase the Selling Partner's Offered Interest upon the price, terms, and conditions of the Offer.

          (b) In the event Respondent delivers a Response within the 30-day period, the Selling Partner and Respondent shall close the sale within 90 days of the Response or as soon thereafter as practicable.

          (c) In the event Respondent fails to deliver a Response within the twenty day period or rejects the offer, then, after compliance with SECTION
     8.4 below, the Selling Partner may, but is not obligated to, sell the subject Offered Interest, upon the terms and conditions of SECTION 8.4 below. If the Selling Partner does not make such a sale, it shall retain its Offered Interest, subject to the restrictions on Transfer provided in this Agreement.

     8.4 "LAST LOOK" TRANSFERS AFTER EXIT DATE.

          (a) Following compliance with SECTION 8.3, the Selling Partner may accept or solicit an Offer (as defined above) from a single Person (acting alone or through multiple wholly-owned subsidiaries) to buy the Offered Interests for cash at the closing (i) after January 1, 1999, and (ii) pursuant to a written Offer the acceptance of which by such Person would create a binding and enforceable agreement of sale of the Offered Interest, but only after compliance with SECTIONS 8.4(b) through 8.4(f) hereof.

          (b) Prior to accepting an Offer, the Selling Partner shall give written notice to the Respondent and the Partnership of all the terms, provisions, and conditions (including, without limitation, whether an election under Section 338(h)(10) of the Code is being made) with respect to such Offer, including a copy thereof, and the Selling Partner shall offer to sell to Respondent, subject to the Retirement Option in SECTION 8.5, the Selling Partner's Offered Interest which is subject to such Offer on the same terms, price, provisions, and conditions as are set forth in the Offer, except that the purchase price may be increased as provided in
     SECTION 8.4(f).

          (c) Respondent shall have a period of 30 days from the date of its receipt of the written notice from the Selling Partner to accept such offer on the same terms, price, provisions, and conditions stated in such written notice insofar as they may be applicable to Respondent (subject to any increase in the purchase price required by SECTION 8.4(f)), which acceptance must be in writing and be received by the Selling Partner prior to the expiration of such 30-day period. Any purported acceptance made orally shall be ineffective, and any purported acceptance which varies the terms of such offer shall be deemed a rejection thereof for all purposes. If Respondent accepts such offer in accordance with the foregoing provisions, Respondent shall be bound to purchase the Offered Interest in accordance with such offer and the Selling Partner shall be bound to sell the Offered Interest on the terms, price, provisions, and conditions set forth in the Selling Partner's written notice (including any increase in the purchase price required by SECTION 8.4(f)). The closing of the purchase by Respondent shall be held at the time and place specified in the written notice from the Selling Partner, or such later date as is mutually agreed to by Respondent and the Selling Partner, but in no event shall closing take place earlier than sixty (60) days from the date of receipt by Respondent of the written notice from the Selling Partner.

          (d) In the event Respondent delivers written notice of rejection to the Selling Partner, or in the event Respondent fails to accept the Offer in the manner required by SECTION 8.4(C) hereof, the Offer made by the Selling Partner shall be deemed to have been rejected by Respondent, the Selling Partner shall be free to sell, transfer, assign, or convey such Offered Interest in the Partnership to the Third Party on the terms, provisions and conditions set forth in the written notice to Respondent or other terms and conditions not less favorable to the Selling Partner. Any such purchaser, transferee, or assignee shall become a Partner.

          (e) In the event that such transaction is not consummated as provided in SECTION 8.4(d) hereof on or before sixty (60) days after the closing date specified in the notice from the Selling Partner to Respondent, or, in the event any terms and provisions of such transaction are changed following a rejection by the Selling Partner in a manner which renders such terms less favorable to the Selling Partners no Transfer of such interest in the Partnership may be made unless the provisions of this Agreement restricting Transfers are again complied with.

          (f) The purchase price payable by the Respondent under SECTION 8.4 shall be increased by 10% if (and only if) the Third Party Offer under
     SECTION 8.4(a) exceeds the price at which the Selling Partner offered to sell the Offered Interests to the Respondent under SECTION 8.3. No 10% premium shall be due in the event of an unsolicited offer from a Third Party to the Selling Partner.

     8.5 PARTNERSHIP INTEREST RETIREMENT OPTION.

     If a Selling Partner has offered to sell directly all of its Interests under SECTION 8.3 or has given notice to the Partnership under SECTION 8.4(b), then the Partnership, at its option within ten days after receipt of the notice, may retire all of the Selling Partner's Partnership Interest (the "Retirement Option") on the following terms:

          (a) The Retirement Option will take priority over Respondent's option under SECTION 8.3 OR 8.4(b),

          (b) The Partnership shall make a retirement distribution to the Selling Partner equal to the purchase price required by SECTION 8.3 or 8.4,

          (c) A Selling Partner will be subject to the same terms, provisions and conditions as established in the Offer,

          (d) The retirement distribution shall occur no later than 60 days from the date that the Selling Partner elects to require the Partnership to retire the Offered Interests and

          (e) Upon the making of the retirement distribution, the Selling Partner shall cease to be a Partner and its Interest shall be extinguished. The Partnership Percentages of the other Partners shall be proportionately increased.

     Any premium pursuant to SECTION 8.4(f) shall be treated as a guaranteed payment within the meaning of Section 707(c) of the Code and recorded as an expense of the Partnership for income tax and financial reporting purposes and will not be considered a distribution of money to the Selling Partner that reduces its Capital Account.

     In the event of a change in the Code where the maximum marginal corporate capital gains tax rate is lower than the maximum marginal ordinary corporate income tax rate, the Selling Partner shall receive an additional Guaranteed Payment (herein so called) computed as follows:

               (i) The Guaranteed Payment times the maximum marginal federal ordinary corporate tax rate minus the Guaranteed Payment times the maximum marginal federal corporate capital gains tax rate.

               (ii) The positive amount in clause (i) immediately preceding is divided by the difference between 1 minus the maximum marginal federal ordinary corporate tax rate.

     8.6 ADMISSION OF NEW LIMITED PARTNERS.

          (a) Subject to SECTIONS 8.4(d), 8.6(b) AND 8.6(c), with the written consent of the General Partners, which consent may be arbitrarily withheld in the sole discretion of any General Partner, the Partnership may admit one or more new Limited Partners. Any Limited Partner so admitted shall (i) make a Capital Contribution and (ii) have a Partnership Percentage, in such amounts as shall be determined by the General Partners and shall dilute the existing Limited Partners pro rata.

          (b) No new Partner shall be admitted to the Partnership (i) if the effect of such admission would be the transfer of greater than 50% of the Partnership Interests in any twelve-month period; or (ii) if such admission could, with the giving of notice, the passage of time or both, violate the terms of, or constitute a breach of or a default under, this Agreement or any other agreement, document, contract or instrument to which the Partnership is a party to or by which the Partnership or its assets are bound.

          (c) The admission of any new Partner to the Partnership (i) may be conditioned on the receipt by the Partnership of opinions of counsel acceptable to the Board with respect to compliance by the Partnership and the new Partner with securities, tax and other laws and such other matters as the Board may deem appropriate and (ii) shall be conditioned on the confirmation by the new Partner of the accuracy of the representations and warranties, and the agreement of such new Partner to be bound by the covenants, contained in ARTICLE XI of this Agreement, insofar as such representations, warranties and covenants pertain to such new Partner.

          (d) Notwithstanding the foregoing, at the time of any adjustment in the Partnership Percentage of the Partners pursuant to SECTION 3.6 AND 3.7, Tejas LP2 and

     Shell LP2, upon the request of either, will each transfer a proportionate share of their adjusted Partnership Percentage (up to 2 percentage points in the aggregate) to a mutually acceptable entity upon terms to be reasonably agreed to by such Partners.

     8.7 CHANGE OF CONTROL. (a) In the event that:

               (A) either Shell Parent or Tejas Parent (each, a "Shareholder") or a Subsidiary in the Partnership Line of Ownership (together, the "Affected Shareholder") enters into an agreement to (i) sell substantially all of its assets, (ii) merge into another business entity (the Shareholder or Subsidiary in the Partnership Line of Ownership, as the case may be, not being a survivor to the merger),
          (iii) sell voting stock representing a majority of its outstanding voting stock to a New Control Group, or (iv) transfer control over its business and affairs to a New Control Group, or

               (B) a New Control Group acquires a majority of the voting stock of a Shareholder or of any Subsidiary in the Partnership Line of Ownership, or

               (C) a New Control Group other than the then-current management of the Shareholder acquires by proxy, written consent or otherwise the ability to name a majority of the board of directors of the Shareholder or of any Subsidiary in the Partnership Line of Ownership, or

               (D) any of the foregoing events described in (A) through (C) immediately preceding shall be caused by, or result, directly or indirectly, from any exercise by a creditor of any rights under any credit agreement, any foreclosure, bankruptcy or other event described in clauses (E) or (F) below, or

               (E) the Shareholder or any Subsidiary in the Partnership Line of Ownership commences a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or shall consent to the entry of any order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official of the Shareholder or Subsidiary in the Partnership Line of Ownership or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or

               (F) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Shareholder or of any Subsidiary in the Partnership Line of Ownership in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official of the Shareholder or such Subsidiary in the Partnership Line of Ownership or such affiliate or for all or substantially all of its property, or ordering the winding-up or liquidation of its affairs and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days

     (each of the  foregoing  (A)  through  (F)  immediately  preceding  being a
     "Triggering Event"), then the other Shareholder (the "Non-Changing Shareholder") shall have an option to acquire the Partnership Interest owned by both the General Partner and the Limited Partners owned or controlled by the Affected Shareholder.

          (b) Such option may be exercised by the Non-Changing Shareholder by delivery of a written notice delivered to the Affected Shareholder not later than the 180th calendar day following the earlier of (i) delivery to the Non-Changing Shareholder by the Affected Shareholder of a written notice specifying that a Triggering Event had occurred, (ii) publication of the fact that a Triggering Event had occurred in THE WALL STREET JOURNAL, or (iii) the filing by a group or Person of a notice under the Securities Exchange Act of 1934, as amended, of a notice that such group or Person had acquired or made an agreement to acquire not less than 50% of the voting stock of the Affected Shareholder. Upon exercise of such option by the Non-Changing Shareholder, the Initial Agreements with the Affected Shareholder may be terminated:

               (i)  at  the  election  of  such  Affected   Shareholder  if  the
          Triggering Event was approved by the Continuing Directors; and

               (ii) at the election of the Non-Changing Shareholder if the Triggering Event was not approved by the Continuing Directors;

     provided, however, that the Shell Supply Agreement or the Tejas Supply Agreement, as the case may be, between the Affected Shareholder or its affiliates and the Partnership shall continue in full force and effect as to Committed Volumes.

          (c) The purchase price of the Partnership Interests to be so purchased shall be paid in cash by the Non-Changing Shareholder and shall be equal to the Fair Market Value of such Partnership Interests.

     8.8 WITHDRAWAL OF A PARTNER.

          (a) A General Partner may not withdraw from the Partnership without breaching this Agreement. In the event the General Partner withdraws, the Interest of the withdrawing General Partner shall be converted to, and treated as, an Interest held by a Limited Partner. The withdrawing General Partner shall have the right to become a substitute Limited Partner with the consent of the other General Partner successor. The withdrawing General Partner shall continue to have the same rights to profits, losses and distributions as if it had remained a General Partner.

          (b) No Limited Partner may withdraw from the Partnership without the written consent of the General Partners. In granting such consent, the General Partners shall condition the withdrawal of the withdrawing Limited Partner on such matters as each Partner may deem appropriate, and, in granting such consents, shall determine (i) the extent, if any, to which such withdrawing Partner shall retain an interest in the Partnership; (ii) the terms and conditions on and timing of the return of such withdrawing Partner's capital; and (iii) the extent, if any, to which such withdrawing Partner shall remain obligated or liable for obligations and liabilities of the Partnership and/or at risk with respect to ongoing Partnership operations.

          (c) No Limited Partner may withdraw from the Partnership if the effect of such withdrawal could, with the giving of notice, the passage of time, or both, violate the terms of or constitute a breach of or a default under this Agreement or any other agreement, document, contract or instrument to which the Partnership is a party or by which the Partnership or its assets are bound.

          (d) Subject to SECTION 8.8(b), on the withdrawal of a Limited Partner from the Partnership in accordance with this Section, such Limited Partner shall cease to be a Partner for all purposes.

     8.9 SUBSTITUTE PARTNERS. Except in the case of assignees pursuant to the provisions of SECTIONS 8.2, 8.3, AND 8.4, an assignee of an Interest shall not become a substitute Partner without the written consent of all Partners, which consents may be arbitrarily withheld in the sole discretion of such Partners. Each assignee shall execute an instrument in form and substance satisfactory to the General Partner agreeing to be bound by this ARTICLE VIII and any other appropriate provisions of this Agreement. Any assignee who is not admitted to the Partnership shall have only the rights to receive distributions and allocations.

     8.10 EFFECT OF DISPOSITION. Except as provided in SECTION 8.8(a), any Partner that has disposed of all of its Interest shall cease to be a Partner for purposes of this Agreement; PROVIDED, HOWEVER, that such Partner shall remain liable for its obligations under this Agreement incurred prior to the disposition of its Interest, and shall remain liable to the Partnership and the other Partners for the actions and omissions of such Partner prior to the disposition of its Interest.

     8.11 EFFECT OF NONCOMPLIANCE. Any purported Transfer of an Interest other than in accordance with the provisions of this Article shall be void AB INITIO and shall not cause a dissolution of the Partnership.

     8.12 EFFECT ON SUPPLY AGREEMENTS. In the event that a Partner Group sells its entire Interests pursuant to SECTION 8.3 OR 8.4 or has its Interests redeemed pursuant to SECTION 8.5, then the selling Partner Group, by notice not less than 10 Business Days before such sale, shall have the option to terminate the Shell Supply Agreement or Tejas Supply Agreement, as the case may be, to which it or its Affiliates are parties as a "Seller" thereunder, as to natural gas volumes that are not Committed Volumes. The Shell Supply Agreement or Tejas Supply Agreement shall not terminate, and shall remain in full force and effect, as to Committed Volumes. Any such termination as to volumes that are not Committed Volumes shall be effective 60 days after the closing of the sale by the selling Partner Group of its Interests in accordance with SECTION 8.3 OR 8.4 or the redemption pursuant to SECTION 8.5. In the event that a Third Party purchaser of the Interests from the selling Partner Group offers to supply the Committed Volumes upon terms and conditions identical to, or more favorable to the Partnership than, those of the Shell Supply Agreement or Tejas Supply Agreement, as the case may be, and such Third Party is capable of performing such commitment in the reasonable judgment of the General Partners, then the selling Partner Group shall be released from its obligation to continue supplying Committed Volumes as required by this SECTION 8.12; provided that Shell Partner Group or Tejas Partner Group, as the case may be, of which the Selling Partner is a member, shall guarantee performance by such Third Party of its obligations to supply the Committed Volumes.


                                   ARTICLE IX

                           DISSOLUTION OF PARTNERSHIP

     9.1 DISSOLUTION EVENTS. The Partnership shall be dissolved upon the occurrence of any of the following events:

          (a)  The   voluntary   agreement  of  all  Partners  to  dissolve  the
     Partnership;

          (b) The expiration of the term specified in SECTION 2.5; provided, that, where the term has been extended, dissolution shall not occur until expiration of the final extension;

          (c) Upon the occurrence of any of the following events by or with respect to a General Partner (the "DEFAULTING PARTNER"):

               (i) the Defaulting Partner (A) makes a general assignment for the benefit of creditors; (B) files a voluntary bankruptcy petition; (C) files a petition or answer seeking for itself a reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any law; (D) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the Defaulting Partner in a proceeding of the type described in clauses (A)-(C) of this sentence; or (E) seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator of the Defaulting Partner or of all or any substantial part of its properties; or

               (ii) a final and non-appealable judgment is entered by a court with appropriate jurisdiction ruling that a Defaulting Partner is bankrupt or insolvent, or a final non-appealable order for relief is entered by a court with appropriate jurisdiction against the Defaulting Partner, in each case under any federal or state bankruptcy or insolvency laws as now or hereinafter in effect;

     provided that in each case the Defaulting Partner shall use its best efforts to provide prior notice of at least 24 hours to the Partnership of the pending occurrence of such event and in any event will provide notification of the occurrence of such event to the Partnership within two Business Days of it having occurred;

          (d) A Partner (the "Defaulting Partner") shall breach this Agreement in any material respect, which breach continues for 30 days after a non-defaulting General Partner (that is not an Affiliate of the Defaulting Partner) has given written notice thereof to the Defaulting Partner;

          (e) If, during the existence of the Partnership, there shall be enacted in the U.S. any law, regulation or directive, whether federal or state (or any change occurs to the interpretation, whether by judicial decision or change in policy of a U.S. or state governmental body, of such law, regulation or directive) the effect of which would be either:

               (i) to reduce or to require a Partner to reduce or dispose of any material part of its Interest in the Partnership; or

               (ii) to cause any one of this Agreement or any of the Initial Agreements to be terminated or modified in a manner substantially prejudicial to any Partner or any Affiliate of a Partner; or

               (iii) cause any Partner or any Affiliate of a Partner to suffer serious material hardship for reasons concerning its participation in the Partnership;

     AND PROVIDED THAT such enactment or change in interpretation does not equally affect all Partners, THEN, at the request of any adversely affected Partner, the Partners will dissolve the Partnership and liquidate the Partnership in an orderly manner as soon as practicable in accordance with
     Article X; PROVIDED FURTHER THAT, if the Partners do not agree that a dissolution of the Partnership is appropriate or if the Partners cannot agree upon a plan of dissolution, such disagreement shall be submitted for arbitration in accordance with SECTION 12.10; PROVIDED FURTHER THAT, if Partners from at least two different Partner Groups are unaffected by the enactment or change in interpretation, the unaffected Partners shall thereafter reconstitute the Partnership without the adversely affected Partner.

          (f) Notice from any General Partner of its election to dissolve the Partnership following termination, for any reason, of the Shell Supply Agreement or the Tejas Supply Agreement; PROVIDED, HOWEVER, if the Shell Supply Agreement or the Tejas Supply Agreement is terminated due to a breach thereof by an Affiliate of a General Partner, such General Partner may not cause a dissolution of the Partnership as a result of such termination pursuant to this paragraph (f);

          (g) Any of the events stated in SECTION 9.1(c) occurs with respect to the Partnership (as though the Partnership were the "Defaulting Partner" as that term is used in such Section); or

          (h) Any other act by or with respect to the Partnership constituting a dissolution under applicable law.

     9.2 RECONSTITUTION OF THE PARTNERSHIP. On the occurrence of an event described in SECTIONS 9.1(a), 9.1(b) OR 9.1(f), the Partnership shall be liquidated, and the affairs of the Partnership shall be wound up in accordance with the provisions of ARTICLE X. On the occurrence of an event described in SECTIONS 9.1(c) OR 9.1(d), upon the consent within 90 days after such event of a majority in Interest of the Limited Partners (excluding Partners who are Defaulting Partners or Affiliates of Defaulting Partners), the Partnership shall be reconstituted without the Defaulting Partners and the business of the Partnership shall be continued without interruption, otherwise, the Partnership shall be liquidated and shall be wound up pursuant to ARTICLE X. On the occurrence of an event described in SECTION 9.1(g) OR 9.1(h) upon the consent within 90 days after such event of a majority in Interest of the Limited Partners not causing the dissolution of the Partnership, the Partnership shall be reconstituted and the business of the Partnership shall be continued without interruption to the extent permitted under applicable law, or, absent such consent, the Partnership shall be liquidated and wound up pursuant to ARTICLE X.


                                    ARTICLE X

                         LIQUIDATION OF THE PARTNERSHIP

     10.1 LIQUIDATION. In the event of dissolution of the Partnership where the business of the Partnership is not reconstituted, liquidation shall occur. The Board shall cause a determination of the Fair Market Value of the Partnership's assets and shall supervise the liquidation of the Partnership; PROVIDED THAT, if a wrongful act of a General Partner dissolved the Partnership, Board members appointed by such General Partner shall not be entitled to participate in such supervision. In the event of any liquidation of the Partnership under this Agreement or the Act, except as otherwise provided herein, the proceeds of liquidating the Partnership shall be applied and distributed in the following order of priority (each item to be satisfied in full in the order listed below before any of such proceeds are allocated to the subsequent item):

          (a) First, to creditors, including Partners who are creditors (to the extent not otherwise prohibited by law), in satisfaction of liabilities of the Partnership (whether by payment or the making of reasonable provision for payment therefor), other than liabilities for which reasonable provision for payment has been made and liabilities for interim distributions to Partners and distributions to Partners on withdrawal; then

          (b) Second, to the setting up of any reserves which the supervising members of the Board determine to be reasonably necessary for any contingent liabilities of the Partnership or of any Partner arising out of, or in connection with, a Partnership liability; then

          (c) Third, subject to SECTION 10.2, to the Partners pro rata in proportion to their positive Capital Accounts balances until those positive balances all equal zero; then

          (d) Finally, subject to SECTION 10.2, the balance, if any, to the Partners pro rata in proportion to their Partnership Percentages;

provided, that, to the fullest extent practicable and subject to the requirement that all distributions to the Partners shall be in proportion to their positive Capital Accounts balances, (i) Shell LP1 and, thereafter, Shell LP2 and Shell GP shall be distributed Shell LP1 Economic Interest Contributions as reflected on EXHIBIT C and any Physical Contract the performance of which by the Partnership is guaranteed by Shell Parent or one of its Affiliates and Tejas LP1, and, thereafter, Tejas LP2 and Tejas GP shall be distributed Tejas LP1 Economic Interest

Contributions as reflected on EXHIBIT D and any Physical Contract the performance of which by the Partnership is guaranteed by Tejas Parent or one of its Affiliates; (ii) after satisfaction of clause (i) immediately preceding, any Physical Contracts with customers who were customers under any contracts identified on EXHIBIT C shall be distributed to the Shell Partner Group and any Physical Contracts with customers who were customers under any contracts identified on EXHIBIT D shall be distributed to the Tejas Partner Group; and
(iii) thereafter, any remaining Physical Contract or other asset shall be distributed equitably to the Partner Group having the closest business nexus to the customer or transaction associated with such Physical Contract or asset. Any portfolio of futures contracts, hedges, and other similar derivatives shall be marked to market and, upon request by any Partner, shall be sold to the highest bidder.

     Neither the General Partner nor the Board shall receive any compensation for any services performed pursuant to this ARTICLE X.

     10.2 COMPLIANCE WITH TIMING REQUIREMENTS OF REGULATIONS. In the event the Partnership is "liquidated" within the meaning of Section 1.704-1(b)(2)(ii)(g) of the Regulations:

          (i) distributions shall be made pursuant to this ARTICLE X to the Partners who have positive Capital Accounts in compliance with Section
     1.704-1(b)(2)(ii)(b)(2) of the Regulations as adjusted under Section 1.704-1(b)(2)(iv)(f) of the Regulations; and

          (ii) if a General Partners' Capital Account has a deficit balance (after giving effect to all contributions, distributions and allocations for all taxable years, including the year during which such liquidation occurs), the General Partner shall contribute to the capital of the Partnership the amount necessary to restore such deficit balance to zero in compliance with Section 1.704-1(b)(2)(ii)(b)(3) of the Regulations.

     10.3 DEEMED DISTRIBUTION AND RECONSTITUTION. Notwithstanding any other provision of this ARTICLE X, in the event the Partnership is liquidated within the meaning of Section 1.704-1(b)(2)(ii)(g) of the Regulations but the Partnership is not liquidated under this ARTICLE X, the Property of the Partnership shall not be liquidated, the Partnership's liabilities shall not be paid or discharged, and the Partnership's affairs shall not be wound up. Instead, the Partnership shall be deemed to have distributed the assets of the Partnership in kind to the Partners, who shall be deemed to have assumed and taken subject to all Partnership liabilities, all in accordance with their respective Capital Accounts. Immediately thereafter, the Partners shall be deemed to have recontributed the Property in kind to the Partnership, which shall be deemed to have assumed and taken subject to all such liabilities.

     10.4 RIGHTS OF LIMITED PARTNERS. Except as otherwise provided in this Agreement, each Limited Partner shall look solely to the assets of the Partnership for the return of his Capital Contribution and shall have no right or power to demand or receive property other than cash from the Partnership. No Limited Partner shall have priority over any other Limited Partner as to the return of his Capital Contributions, or distributions or allocations.

                                   ARTICLE XI

                      REPRESENTATIONS OF LIMITED PARTNERS;
                                 INDEMNIFICATION

     11.1 REPRESENTATIONS OF LIMITED PARTNERS. Each of the Limited Partners and assignees of an interest of a Limited Partner hereby represents, warrants and acknowledges to the Partnership and the other Partners that:

          (a) the Limited Partner or assignee is acquiring its Interest for its own account for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended (the "SECURITIES ACT"), or other applicable securities law or regulations;

          (b) each Limited Partner's Interest may only be disposed of pursuant to an effective registration statement filed under the Securities Act, or pursuant to an exemption from the registration requirements of the Securities Act; the Partnership has not filed such a registration statement nor has any obligation to do so, nor has agreed to do so, nor contemplates doing so in the future; and in the absence of such a registration statement or such an exemption, the Limited Partner may have to hold its Interest indefinitely and may be unable to liquidate it in case of a financial emergency;

          (c) each Limited Partner is acquiring its Interest in the Partnership solely for such Partner's account, for investment, without a view to a distribution thereof within the meaning of the Securities Act, and the Interest of that Limited Partner will not be offered, sold or transferred by such Limited Partner in violation of the Securities Act or the securities laws of any state or other jurisdiction;

          (d) each Limited Partner confirms that the Partnership and the General Partners have made available to such Limited Partner, or to the representative of such Limited Partner, the opportunity to ask questions and to acquire such additional information about the business and financial condition of the Partnership as such Limited Partner has requested or desired;

          (e) such Limited Partner understands and has taken cognizance of all risk factors related to the acquisition of its Interest in the Partnership, and its knowledge and experience, and/or that of its authorized representatives, in financial and business matters is such that it is, and/or its authorized representatives are, capable of evaluating the merits and risks of acquiring an Interest in the Partnership;

          (f) such Limited Partner has and/or its authorized representative has,
     (i) knowledge of finance, securities and investments, generally, and (ii) experience and skill in investments based on actual participation;

          (g) there are no understandings or agreements among the Limited Partners regarding the pricing or timing of any future disposition of Interests other than as may be specifically provided for in this Agreement;

CONFIDENTIAL   TREATMENT   (NOTE:  *  INDICATES   OMITTED   MATERIAL  FOR  WHICH
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.)


     (h) each Limited Partner is investing in the Partnership for its own account and not as an agent, directly or indirectly, for any other person.


     11.2 INDEMNIFICATION. EACH PARTNER, AND EACH ASSIGNEE OF AN INTEREST OF A PARTNER (EACH AN "INDEMNITOR"), HEREBY AGREES TO DEFEND, INDEMNIFY AND HOLD HARMLESS THE PARTNERSHIP AND THE OTHER PARTNERS FROM AND AGAINST ANY LOSS, COST, DAMAGE, CLAIM, LIABILITY OR EXPENSE, INCLUDING THE COSTS OF DEFENDING ANY ACTION BROUGHT AGAINST THE PARTNERSHIP OR ANY PARTNER, ARISING OUT OF OR RELATING TO INDEMNITOR'S BREACH OF OR DEFAULT OR MISREPRESENTATION UNDER THIS AGREEMENT.

     11.3 NET WORTH MAINTENANCE. The Shell GP and the Tejas GP or any other General Partner shall separately maintain their share of Minimum Net Worth. Each General Partner's share of Minimum Net Worth shall be the product of the (i) Minimum Net Worth, times (ii) the proportion (expressed as a percentage) that such General Partner's Partnership Percentage bears to the Partnership Percentages of all General Partners. Any indemnity payment made under SECTION
11.2 due to a reclassification of the Partnership as a corporation taxable for federal income tax purposes will be grossed-up for any federal or state taxes related to the receipt by the indemnitee less any tax savings resulting from the indemnity payment, the defaulting General Partner to indemnify the other Partners accordingly.


                                  ARTICLE XII

                                  MISCELLANEOUS

     12.1  *


     12.2 ADDITIONAL DOCUMENTS AND ACTS. In connection with this Agreement, as well as all transactions contemplated by this Agreement, each Partner agrees to execute and deliver such additional documents and instruments, and to perform such additional acts as may be necessary or appropriate to effectuate, carry out and perform all of the terms, provisions and conditions of this Agreement, and all such transactions. All approvals of a Partner hereunder shall be in writing.

     12.3 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO CONFLICTS OF LAW.

     12.4 SEVERABILITY. If this Agreement or any portion thereof is, or the operations contemplated hereby are, found to be inconsistent with or contrary to any valid applicable laws or official orders, rules and regulations, the inconsistent or contrary provisions of this Agreement shall be null and void and such laws, orders, rules and regulations shall control and this Agreement, as so modified, shall continue in full force and effect; PROVIDED, HOWEVER, that nothing herein contained shall be construed as a waiver of any right to question or contest any such law, order, rule or regulation in any forum having jurisdiction.

     12.5 BINDING EFFECT. Except as herein otherwise expressly stipulated to the contrary, this Agreement shall be binding upon and inure to the benefit of the parties signatory hereto and their respective successors and assigns.

     12.6 AGREEMENT RESTRICTED TO PARTNERS. This Agreement is solely for the parties hereto and no covenant or other provision herein shall create any rights in, or give rise to any obligation to or any cause of action by, any person not a party hereto.

     12.7  COUNTERPARTS.   This  Agreement  may  be  executed  in  a  number  of
counterparts, each of which shall be deemed an original and all of which shall constitute one and the same Agreement.

     12.8 POWER OF ATTORNEY; AMENDMENTS. Each of the Limited Partners hereby makes, constitutes and appoints each General Partner as its true and lawful attorney, to make, sign, execute, acknowledge and file with respect to the Partnership;

          (a) such Certificates of Limited Partnership and such amended Certificates of Limited Partnership and such assumed name certificates and amendments thereto as may be required by law or pursuant to the provisions of this Agreement;

          (b) all documents required to qualify the Partnership to do business in other states;

          (c) documents of transfer of Interests and all other instruments to effect said transfers in the event the provisions of this Agreement have been complied with; and

          (d) all documents required to reflect the dissolution and termination of the Partnership after it has been dissolved or terminated in accordance herewith.

     The foregoing power of attorney is hereby declared to be irrevocable and is a power coupled with an interest, and it shall survive and not be affected by the subsequent death, incompetency, legal disability, withdrawal, dissolution, bankruptcy, insolvency or termination of any Partner or the transfer of all or any portion of an Interest, and shall extend to each Partner's heirs, legal representatives, successors and assigns.

     Any other amendments to this Agreement may be made only with the written approval of the General Partners and the Limited Partners.

     12.9 NOTICES. All notices and demands provided for in this Agreement shall be in writing and shall be given to the other Partners by hand, by telegram (or telefax), or by United States Registered or Certified Mail, postage prepaid, return receipt requested, to the addresses set forth below or to such other addresses as any Partner hereto may hereafter specify in writing:


         If to any member           c/o Shell Oil Company
         of the Shell Partner       One Shell Plaza
         Group:                     900 Louisiana, Room 4401A
                                    Houston, Texas 77002
                                    Attn:   Mr. Jack E. Little
                                    Telecopier: (713) 241-6946

         If to any member           c/o Tejas Gas Corporation
         of the Tejas Partner       1301 McKinney, Suite 700
         Group:                     Houston, Texas 77010
                                    Attn:  James W. Whalen
                                    Telecopier:  (713) 658-9600

         With a copy to:            Coral Energy Resources, L.P.
                                    909 Fannin St., Suite 700
                                    Houston, Texas  77010
                                    Attn:  Murry Gerber

         With a copy to:            Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                    Pennzoil Place-South Tower
                                    711 Louisiana Street
                                    Suite 1900
                                    Houston, Texas  77002
                                    Attn: Rick L. Burdick, P.C.
                                    Telecopier: (713) 236-0822

     Each notice or demand given by hand shall be effective as of its delivery to the other Partners as so provided. Each notice given by telegram or telefax shall be effective as of the date on which such telegram or telefax is transmitted and confirmation of delivery thereof is received. Each notice or demand given by mail shall be deemed delivered and effective on the earlier to occur of (a) the date of delivery as shown by the return receipt or (b) three
(3) Business Days after the mailing thereof in accordance with the provisions hereof. Any Partner may change its address for purposes of receiving notices by giving notice thereof to the other Partners as provided in this ARTICLE XII.

     12.10 BINDING ARBITRATION.

     Any controversy or claim ("claim"), whether based on contract, tort, statute or other legal or equitable theory (including but not limited to any claim of fraud, misrepresentation or fraudulent inducement or any question of validity or effect of this Agreement including this clause) arising out of or related to this Agreement (including any amendments or extensions), or the breach or termination thereof shall be settled by arbitration in accordance with the then current CPR Institute for Dispute Resolution Rules for Non-Administered Arbitration of Business Disputes, and this provision. The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. ss.ss.1-16 to the exclusion of any provision of state law inconsistent therewith or which would produce a different result, and judgment upon the award rendered by the arbitrator may be entered by any court having jurisdiction.

     The arbitration shall be held in Houston, Texas.

     There shall be one arbitrator.

     The arbitrator shall determine the claims of the parties and render a final award in accordance with the substantive law of the State of Delaware, excluding the conflicts provisions of such law. The arbitrator shall set forth the reasons for the award in writing.

     Any claim by either party shall be time-barred if the asserting party commences arbitration with respect to such claim later than two years after the cause of action accrues. All statutes of limitations and defenses based upon passage of time applicable to any claim of defending party (including any counterclaim or setoff) shall be tolled while the arbitration is pending.

     The obligation to arbitrate any claim shall extend to the successors, assigns and Third Party beneficiaries of the parties. The parties shall use their best efforts to cause the obligation to arbitrate any claim to extend to any officer, director, employee, shareholder, agent, trustee, affiliate, or subsidiary. The terms hereof shall not limit any obligations of a party to defend, indemnify or hold harmless another party against court proceedings or other claims, losses, damages or expenses.

     The arbitrator shall order the parties to promptly exchange copies of all exhibits and witness lists, and, if requested by a party, to produce other relevant documents, to answer up to ten interrogatories (including subparts), to respond to up to ten requests for admissions (which shall be deemed admitted if not denied) and to produce for deposition and, if requested, at the hearing all witnesses that such party has listed and up to four other persons within such party's control. Any additional discovery shall only occur by agreement of the parties or as ordered by the arbitrator upon a finding of good cause.

     Each party shall bear its own costs, expenses and attorney's fees; provided that if court proceedings to stay litigation or compel arbitration are necessary, the party who unsuccessfully opposes such proceedings shall pay all reasonable associated costs, expenses, and attorney's fees in connection with such court proceeding.

     In order to prevent irreparable harm, the arbitrator shall have the power to grant temporary or permanent injunctive or other equitable relief. Prior to the appointment of an arbitrator a party may, notwithstanding any other provision of this Agreement, seek temporary injunctive relief from any court of competent jurisdiction; provided that the party seeking such relief shall (if arbitration has not already been commenced) simultaneously commence arbitration. Such court ordered relief shall not continue more than 10 days after the appointment of the arbitrator (or in any event for longer than 60 days).

     If any part of this arbitration provision is held to be unenforceable, it shall be severed and shall not affect either the duty to arbitrate or any other part of this provision.

     12.11 CONFIDENTIAL INFORMATION.

          (a) For the purpose of this SECTION 12.11. "Confidential Information" shall mean:

               (i) any knowledge, information, technical data or know how supplied by any Partner or its Affiliates (the "Disclosing Partner"), including, for the avoidance of doubt, Non-U.S. Shell Affiliate, to one or more of the other Partners or to the Partnership (the "Receiving Partner") concerning the Disclosing Partner's proprietary information; and

               (ii) any information relating to the business of any Partner or of an Affiliate of any Partner (including, for the avoidance of doubt, Non-U.S. Shell Affiliates), of which a Partner learns as a result of its involvement with the Partnership;

               In each case whether in writing, drawings, and computer programs or in any other way as well as all data derived therefrom. The
          Partners agree to procure between them the compliance of the Partnership with the provisions of this SECTION 12.11.

          (b) Each Disclosing Partner warrants to the other that it is the licensee or proprietor of the Confidential Information disclosed by it and is authorized to disclose it on the terms of this Agreement.

          (c) Each Partner undertakes, and agrees to procure that the Partnership will undertake, both during the continuance of the Partnership and, in the case of the Partners only, for a period of ten years following its termination for any reason and other than in respect of its own Confidential Information:

               (i) To keep confidential and in safe custody all Confidential Information and not to disclose to any Third Party any Confidential Information except with the prior written consent of the Disclosing Partner or its Affiliate.

               (ii) To limit access to Confidential Information to those of its employees who reasonably require such information for the purposes of the Partnership's business, to inform each employee of the foregoing restrictions as to the confidentiality, disclosure and use of such Confidential Information and to insure that each such employee shall observe such restrictions;

               (iii) To insure that any Third Party to which any Confidential Information is disclosed pursuant to (a) above shall keep the same confidential, shall not disclose it to any other Third Party, shall not use such information other than for the purposes to which the Disclosing Partner or its Affiliate has given its consent and shall comply with such restrictions as the Disclosing Partner or its Affiliate may impose in giving its consent pursuant to (a) above.

          (d) The foregoing restrictions concerning confidentiality shall not apply to any Confidential Information which is or becomes public knowledge otherwise than by default on the part of the Partnership or one of the Receiving Partners or which is or becomes lawfully available to the Partnership or the Receiving Partners otherwise than directly or indirectly from the Disclosing Partner or its Affiliates and without restriction on the Partnership or the Receiving Partnership against subsequent use, duplication or disclosure.

          (e) In the event that the Receiving Partner is requested or becomes legally compelled (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigations demand or similar process) to disclose any Confidential Information, the Receiving Partner agrees that it shall provide the Disclosing Partner with prompt written notice of such request, including identifying information about the legal proceeding and the parties thereto, so that the Disclosing Partner may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement. In the event that such protective order or other remedy is not obtained, the Receiving Partner agrees that it shall furnish only that portion of the Confidential Information which is legally required and shall exercise its best efforts to obtain reliable assurance that confidential treatment shall be accorded to the Confidential Information which is disclosed in such manner.

     12.12 WAIVER OF CONSEQUENTIAL AND PUNITIVE DAMAGES.

     No party to this Agreement shall be liable to any other party for indirect, consequential or punitive damages resulting from or arising out of this Agreement including, but not limited to, loss of use of property, loss of profits, loss of products or business interruption.

     12.13 CONFLICTS WITH INITIAL AGREEMENTS. In the event of any conflict between any provision of this Agreement and any provision of any of the Initial Agreements, the provisions of this Agreement shall prevail.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

Shell Gas Marketing Company                     Tejas Alliance GP Company


By:  /S/ JACK E. LITTLE                         By:  /S/ JAY A. PRECOURT
Title:  President                               Title:  Chief Executive Officer



Shell Gas Trading Company                       Tejas Alliance Energy Company


By: /S/ JACK E. LITTLE                         By: /S/  BARBARA A. STEEN
Title:  Authorized Representative               Title:  Vice President



Shell Gas Investment Company                    Tejas Alliance Resources Company


By:  /S/ JACK E. LITTLE                         By:  /S/ BARBARA A. STEEN
Title:  President                               Title:  Vice President



Shell Offshore Inc.                             Tejas Gas Corp.


By:  /S/ JACK E. LITTLE                         By:  /S/ CHARLES R. CRISP
Title:  President                               Title:  President



Shell Western E&P Inc.                          Tejas-Gulf Corporation


By:  /S/ JACK E. LITTLE                         By:  /S/ CHARLES R. CRISP
Title:  President                               Title:  President

Tejas Gas Transmission Company                  Tejas Hydrocarbons Company


By:  /S/  CHARLES R. CRISP                      By:  /S/ CHARLES R. CRISP
Title:  President                               Title:  President



Gulf Energy Pipeline Company                    Gulf Energy Marketing Company


By: /S/  CHARLES R. CRISP                       By:  /S/ CHARLES R. CRISP
Title:  President                              Title:  President



LEDCO Inc.                                      Louisiana State Gas Corporation


By: /S/  JAMES W. WHALEN                        By:  /S/  JAMES W. WHALEN
Title: Executive Vice President                 Title: Executive Vice President



Acadian Gas Pipeline System                  Pontchartrain Natural Gas System

  By:  TXO-Acadian Gas Pipeline Corp.        By:  TXO-Acadian Gas Pipeline Corp.
  Title:  General Partner                    Title:  General Partner


   By:  /S/ JAMES W. WHALEN                     By:  /S/ JAMES W. WHALEN
   Title: Executive Vice President              Title:  Executive Vice President

  By:  MCN Acadian Gas Pipeline Corp.        By:  MCN Acadian Gas Pipeline Corp.
  Title:  General Partner                    Title:  General Partner


   By: /S/ JAMES W. WHALEN                      By:  /S/ JAMES W. WHALEN
   Title: Executive Vice President              Title:  Executive Vice President

Calcasieu Gas Gathering System               Spindletop Gas Distribution System

  By:  TXO-Acadian Gas Pipeline Corp.        By:  TXO-Acadian Gas Pipeline Corp.
  Title:  General Partner                    Title:  General Partner


     By: /S/ JAMES W. WHALEN                 By:  /S/  JAMES W. WHALEN
     Title: Executive Vice President         Title: Executive Vice President

  By:  MCN Acadian Gas Pipeline Corp.        By:  MCN Acadian Gas Pipeline Corp.
  Title:  General Partner                    Title:  General Partner


     By: /S/  JAMES W. WHALEN                By:  /S/  JAMES W. WHALEN
     Title:  Executive Vice President        Title:  Executive Vice President



Cypress Gas Pipeline Company                 Cypress Gas Marketing Company


By:  /S/ JAMES W. WHALEN                     By:  /S/ JAMES W. WHALEN
Title: Executive Vice President              Title:  Executive Vice President



Tejas Gas Marketing Company                  Tejas Gas Pipeline Company


By:  /S/ CHARLES R. CRISP                    By:  /S/ CHARLES R. CRISP
Title:  President                            Title:  President


     The undersigned have executed this Agreement solely for the purpose of confirming their agreement to SECTIONS 3.9, 8.1, 8.3, 8.4, 8.7, 8.12, 12.1, AND
12.13 hereof.

SHELL OIL COMPANY                            TEJAS GAS CORPORATION


By:  /S/  JACK E. LITTLE                     By:  /S/ JAY A. PRECOURT
Title:  Executive Vice President             Title:  Chief Executive Officer
        Exploration & Production


PAL.0995\LPA.25

CONFIDENTIAL   TREATMENT   (NOTE:  *  INDICATES   OMITTED   MATERIAL  FOR  WHICH
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.)

                                    EXHIBIT A


                                   INITIAL CAPITAL              PARTNERSHIP
NAME                               CONTRIBUTION                 PERCENTAGES

GENERAL PARTNERS

Shell Gas Marketing Company               *                        0.66-2/3%
("Shell GP")

Tejas Alliance GP Company                 *                        0.33-1/3%
("Tejas GP")

LIMITED PARTNERS

Shell Gas Investment Company              *                        3.4786%
("Shell LP2")

Tejas Alliance Resources Company          *                        1.7468%
("Tejas LP2")

Shell Gas Trading Company                 *                       47.9117%
("Shell LP1" after November 1, 1995)

Tejas Alliance Energy Company             *                    not applicable
("Tejas LP1" after December 31, 1995)


The  following  companies,  together
with Shell Gas Trading  Company,  comprise
"SHELL LP1" UNTIL NOVEMBER 1, 1995:

Shell Offshore Inc.                       *                       11.3700%

Shell Western E&P Inc.                    *                        3.2397%


The following companies comprise
TEJAS LP1" UNTIL DECEMBER 31, 1995:

Tejas Gas Corp.                           *                        0.0014%

Tejas-Gulf Corporation                    *                        0.2556%

Tejas Hydrocarbons Company                *                        1.1452%

Gulf Energy Pipeline Company              *                        0.9212%

Gulf Energy Marketing Company             *                        1.6857%

LEDCO Inc.                                *                        0.0176%

Louisiana State Gas Corporation           *                        0.0817%


                            EXHIBIT A - Page 1 of 2

CONFIDENTIAL   TREATMENT   (NOTE:  *  INDICATES   OMITTED   MATERIAL  FOR  WHICH
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.)


Acadian Gas Pipeline System               *                        0.0032%

Pontchartrain Natural Gas System          *                       14.4513%

Calcasieu Gas Gathering System            *                        0.5827%

Spindletop Gas Distribution System        *                        0.9185%

Cypress Gas Pipeline Company              *                        1.0289%

Cypress Gas Marketing Company             *                        0.3148%

Tejas Gas Marketing Company               *                        9.6323%

Tejas Gas Pipeline Company                *                        0.0000%

Tejas Gas Transmission Company            *                        0.2131%


TOTAL                                                                100%

   ---------------------

     * Those Shell LP1 Economic Interest Contributions identified on EXHIBIT C to the Agreement that belong to such limited partner, having a Net Agreed Value of * in the aggregate for all Shell LP1 Economic Interest Contributions contributed by all contributing entities.

     ** Those Tejas LP1 Economic Interest Contributions identified on EXHIBIT D to the Agreement that belong to such limited partner, having a Net Agreed Value of * in the aggregate for all Tejas LP1 Economic Interest Contributions contributed by all contributing entities.

     *** Those Tejas LP1 Economic Interest Contributions identified on EXHIBIT D to the Agreement that belong to G C Marketing Company and that are distributable to Tejas Gas Transmission Company on account of its partnership interest in G C Marketing Company (consisting of approximately 70% interest in the G C Marketing Company earnings and distributions).



                             EXHIBIT A - Page 2 of 2

                                    EXHIBIT B


                               INITIAL AGREEMENTS


1. Gas Sale and Purchase Contract dated as of November 1, 1995, by and between Tejas Gas Corp., as Seller, and the Partnership, as Buyer.

2. Gas Sale and Purchase Contract dated as of November 1, 1995, by and between Acadian Gas Corporation, as Seller, and the Partnership, as Buyer.

3. Gas Sale and Purchase Contract dated as of November 1, 1995, by and between SWEPI, as Seller, and the Partnership, as Buyer.

4. Gas Sale and Purchase Contract dated as of November 1, 1995, by and between Shell Frontier Oil & Gas Inc. ("SFOGI"), as Seller, and the Partnership, as Buyer.

5. Gas Sale and Purchase Contract dated as of November 1, 1995, by and between SOI, as Seller, and the Partnership, as Buyer.

6. Sales Administration Agreement dated as of November 1, 1995, by and between the Partnership and SOI, pursuant to which the Partnership will receive a services fee in respect of natural gas volumes of SOI.

7. Gas Purchase and Sale and Administration Agreement dated as of November 1, 1995, by and between the Partnership and SGTC, pursuant to which the Partnership will sell natural gas to SGTC.

8. Sales Administration Agreement dated as of November 1, 1995, by and between the Partnership and SWEPI, pursuant to which the Partnership will receive a services fee in respect of natural gas volumes of SWEPI.

9. Sales Administration Agreement dated as of November 1, 1995, by and between the Partnership and SMACKOVER Shell Limited, pursuant to which the Partnership will receive a services fee in respect of natural gas volumes of SMACKOVER Shell Limited.

                                    EXHIBIT C


                    SHELL LP1 ECONOMIC INTEREST CONTRIBUTIONS

Except for the exclusions described in Section 3.1 of each Gas Sale and Purchase Contract, with a Shell Partner Group entity, that is identified on Exhibit B hereto, all contracts of SGTC, SOI, SWEPI, SFOGI, and other members of the Shell Partner Group as set forth on Exhibit C-2 will be contributed to the Partnership or the economic benefit thereof in excess of applicable market index prices will be contributed through assignment of a net profits interest or through a marketing fee. Without limiting the foregoing, in particular, the Shell Partner
Group:

1. has attached as Exhibit C-2 a list of those agreements which are contributed to the Partnership hereunder effective November 1, 1995. Those agreements which are indicated on Exhibit C-2 as not to be assigned or which are not assignable will be handled by the Partnership as an independent contractor.

2. will terminate existing SGTC gas purchase agreements with SOI, SWEPI, and any other relevant Shell Affiliates on or before November 1, 1995.

3. will address the existing Norstar and Redwood arrangements prior to November 1, 1995, by the contribution to the Partnership of their partnership interests in Norstar and Redwood (or the stock of the Shell partners in the partnerships). To the extent that there are third-party consents required that cannot be obtained, then the economic benefit will be contributed and control transferred.

4. has attached Exhibits to the Services Administration Agreements effective November 1, 1995 listed on Exhibit B indicating contracts not assigned or not assignable for which the economic benefit accrues to the Partnership.

5. will transfer the SGTC Risk Book and risk management position in respect of its hedging position to the Partnership as of November 1, 1995.

CONFIDENTIAL   TREATMENT   (NOTE:  *  INDICATES   OMITTED   MATERIAL  FOR  WHICH
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.)

                      EXHIBIT C-2 TO PARTNERSHIP AGREEMENT


NAME           CUSTOMER            CONTRACT CODE            ASSIGNMENT

SGTC                                                             Y
SGTC                                                             Y
SGTC                *                   *                        Y
SGTC                                                             N
SGTC                                                             N
SGTC                                                             Y
SGTC                                                             N
SGTC                                                             N
SGTC                                                             N
SGTC                                                             N
SGTC                                                             N
SGTC                                                             N
SGTC                                                             N
SGTC                                                             N
SGTC                                                             N
SGTC                                                             N
SGTC                                                             N
SGTC                                                             N
SGTC                                                             N
SGTC                                                             Y
SGTC                                                             N
SGTC                                                             N
SGTC                                                        N(ASSIGN TO SWEPI)

          "Y" in the Assignment column means an attempt will be made:



OCTOBER 31, 1995
                                      C-1

CONFIDENTIAL   TREATMENT   (NOTE:  *  INDICATES   OMITTED   MATERIAL  FOR  WHICH
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.)

                      EXHIBIT C-2 TO PARTNERSHIP AGREEMENT


NAME           CUSTOMER            CONTRACT CODE            ASSIGNMENT

SGTC                                                             Y
SGTC                                                             N
SGTC                *                   *                        N
SGTC                                                             Y
SGTC                                                             Y
SGTC                                                             Y
SGTC                                                             Y
SGTC                                                             Y
SGTC                                                             N
SGTC                                                             N
SGTC                                                             Y
SGTC                                                             Y
SGTC                                                             Y
SGTC                                                             Y
SGTC                                                             Y
SGTC                                                             Y
SGTC                                                             Y
SGTC                                                             Y
SGTC                                                        N(ASSIGN TO SWEPI)
SGTC                                                             Y
SGTC                                                             Y
SGTC                                                             Y

          "Y" in the Assignment column means an attempt will be made:


OCTOBER 31, 1995
                                      C-2

CONFIDENTIAL   TREATMENT   (NOTE:  *  INDICATES   OMITTED   MATERIAL  FOR  WHICH
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.)

                      EXHIBIT C-2 TO PARTNERSHIP AGREEMENT


NAME           CUSTOMER            CONTRACT CODE            ASSIGNMENT

SGTC                                                             Y
SGTC                                                             N
SGTC                *                   *                        N
SGTC                                                             N
SGTC                                                             N
SGTC                                                             Y
SGTC                                                             N
SGTC                                                             Y
SGTC                                                             Y
SGTC                                                             Y
SGTC                                                             Y
SGTC                                                             Y
SGTC                                                             Y
SGTC                                                             Y
SGTC                                                             Y
SGTC                                                             Y
SGTC                                                             Y
SGTC                                                             Y
SGTC                                                             Y
SGTC                                                             Y
SGTC                                                        N(ASSIGN TO SWEPI)
SGTC                                                             N
SGTC                                                             Y
SGTC                                                             Y
SGTC                                                             Y

          "Y" in the Assignment column means an attempt will be made:


OCTOBER 31, 1995
                                      C-3

CONFIDENTIAL   TREATMENT   (NOTE:  *  INDICATES   OMITTED   MATERIAL  FOR  WHICH
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.)

                      EXHIBIT C-2 TO PARTNERSHIP AGREEMENT


NAME           CUSTOMER            CONTRACT CODE            ASSIGNMENT

SOI                                                             Y
SOI                                                             N
SOI                *                   *                        N
SOI                                                             N
SOI                                                             N
SOI                                                             N
SOI                                                             N
SOI                                                             N
SOI                                                             N
SOI                                                             N
SOI                                                             N
SOI                                                             N
SWEPI                                                           N
SWEPI                                                           N
SWEPI                                                           N
SWEPI                                                           N
SWEPI                                                           N
SWEPI                                                           N

          "Y" in the Assignment column means an attempt will be made:


OCTOBER 31, 1995
                                      C-4

CONFIDENTIAL   TREATMENT   (NOTE:  *  INDICATES   OMITTED   MATERIAL  FOR  WHICH
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.)

                    EXHIBIT C-3 TO THE PARTNERSHIP AGREEMENT

                                     NORSTAR

I.   The  following  special  true-up  mechanism  modifies the one  described in
     SECTION 3.3(b) of the Agreement for NORSTAR since its contribution is net income before taxes (hereinafter, "Earnings"), not cash.

II.  The approximate net present value of NORSTAR's Earnings is $  * .

III. NORSTAR's Earnings are projected as follows:

                  YEAR                      AMOUNT ($MM)-UNDISCOUNTED
                  ----                      -------------------------
                  1995                             *
                  1996                             *
                  1997                             *
                  1998                             *
                  1999                             *
                  2000-2004                        per year

IV. For years 1995-1998, Shell will true-up against the Earnings in schedule III (hereinafter "Schedule") above, with cash if NORSTAR does not achieve the Earnings in the Schedule.

          A. All Earnings above the Schedule are "banked" by Coral Energy Resources, L.P. (hereinafter "Coral") for Shell's credit.

          B. Banked excess Earnings may not be used to offset an Earnings shortfall in future years (i.e. each year is trued-up on a stand alone basis, comparing Earnings per Schedule to actual annual NORSTAR Earnings). Banked excess Earnings shall be treated as a liability of Coral to the applicable Shell Partner and not recorded in that Shell Partner's Capital Account.

          C. When NORSTAR distributions except for tax distributions (such distributions, excluding tax distributions, are hereinafter referred to as "Distributions") are made, then Coral will distribute the Distributions to Shell to the extent of Shell's "banked" excess Earnings over the Schedule.

V. For years 1999-2004, Shell is still obligated to true-up any Earnings shortfall as projected in the Schedule above with cash.

          A.   All Earnings above the Schedule accrue to Coral.

          B.   Any  Distributions   applicable  to  any  "banked"  Shell  excess
               Earnings for 1995-1998 will be distributed by Coral to Shell.

                EXHIBIT C-3 TO THE PARTNERSHIP AGREEMENT, PAGE 2


          C. All Distributions in excess of Shell's 1995-1998 "banked" excess Earnings entitlement accrue to Coral.

VI.  For years 2005 and beyond, Shell does not true-up Earnings by NORSTAR.

          A. Coral gets the benefit of all Earnings (or the detriment of any losses) accruing to the ownership of NORSTAR.

          B.   Any  Distributions   applicable  to  any  "banked"  Shell  excess
               Earnings for 1995-1998 will be distributed by Coral to Shell.

          C. All Distributions in excess of Shell's 1995-1998 "banked" excess Earnings entitlement accrue to Coral.

VII. If NORSTAR or any part of NORSTAR is sold, net sales proceeds (sales proceeds less all costs incident to the sale) will be distributed in the following order:

          A.   Shell  gets net  sale  proceeds  to the  extent  of its  "banked"
               Earnings.

          B. Coral gets net sale proceeds to the extent of the cumulative undistributed Earnings less the Shell "banked" Earnings. In addition, Coral will receive a ten percent return through date of sale on the undistributed Earnings accumulated from 11/1/95 through the earlier of 12/31/98 or date of sale.

          C. Shell gets NPV credit against its remaining true-up obligations shown in the Schedule.

          D. Coral gets remaining funds over and above Shell's obligation shown in the Schedule.

CONFIDENTIAL   TREATMENT   (NOTE:  *  INDICATES   OMITTED   MATERIAL  FOR  WHICH
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.)


                                    EXHIBIT D


                    TEJAS LP1 ECONOMIC INTEREST CONTRIBUTIONS


     CONTRACT            SECOND                   CONTRACT
      NUMBER            CONTRACT                     NAME

        *                  *                           *




                            EXHIBIT D - PAGE 1 OF 4

CONFIDENTIAL   TREATMENT   (NOTE:  *  INDICATES   OMITTED   MATERIAL  FOR  WHICH
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.)


                                    EXHIBIT D


                    TEJAS LP1 ECONOMIC INTEREST CONTRIBUTIONS


     CONTRACT            SECOND                   CONTRACT
      NUMBER            CONTRACT                     NAME

        *                  *                           *


                            EXHIBIT D - PAGE 2 OF 4

CONFIDENTIAL   TREATMENT   (NOTE:  *  INDICATES   OMITTED   MATERIAL  FOR  WHICH
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.)


                                    EXHIBIT D


                    TEJAS LP1 ECONOMIC INTEREST CONTRIBUTIONS


     CONTRACT            SECOND                   CONTRACT
      NUMBER            CONTRACT                     NAME

        *                  *                           *



                            EXHIBIT D - PAGE 3 OF 4

CONFIDENTIAL   TREATMENT   (NOTE:  *  INDICATES   OMITTED   MATERIAL  FOR  WHICH
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.)


                                    EXHIBIT D


                    TEJAS LP1 ECONOMIC INTEREST CONTRIBUTIONS


     CONTRACT            SECOND                   CONTRACT
      NUMBER            CONTRACT                     NAME

        *                  *                           *



                            EXHIBIT D - PAGE 4 OF 4

CONFIDENTIAL   TREATMENT   (NOTE:  *  INDICATES   OMITTED   MATERIAL  FOR  WHICH
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.)


                                    EXHIBIT E

      PROJECTED SALES MARGINS OF SHELL LP1 ECONOMIC INTEREST CONTRIBUTIONS

                           MARGIN         NORSTAR        TOTAL
     PERIOD              EX-NORSTAR       EARNINGS      FOR PERIOD

11/1-12/31/95
     1996
     1997
     1998
     1999                              *
     2000
     2001
     2002
     2003
     2004
     2005
     2006
     2007
     2008
     2009
     2010



                            EXHIBIT E - PAGE 1 OF 1

CONFIDENTIAL   TREATMENT   (NOTE:  *  INDICATES   OMITTED   MATERIAL  FOR  WHICH
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.)


                                   EXHIBIT F

      PROJECTED SALES VOLUMES OF TEJAS LP1 ECONOMIC INTEREST CONTRIBUTIONS

                                        AGGREGATE
     PERIOD                              VOLUMES


11/1-12/31/95
     1996
     1997
     1998
     1999                                   *
     2000
     2001
     2002
     2003
     2004
     2005
     2006
     2007
     2008
     2009
     2010


                            EXHIBIT F - PAGE 1 OF 1


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CONFIDENTIAL   TREATMENT   (NOTE:  *  INDICATES   OMITTED   MATERIAL  FOR  WHICH
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.)


                                    EXHIBIT G

                              INITIAL BUSINESS PLAN


SHELL/TEJAS ALLIANCE BUSINESS PLAN                     PAGE 1 OF 2
AS OF AUGUST 1, 1995  (START-UP DATE)                  07/14/95


                         *

CONFIDENTIAL   TREATMENT   (NOTE:  *  INDICATES   OMITTED   MATERIAL  FOR  WHICH
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.)


                                    EXHIBIT G

                              INITIAL BUSINESS PLAN


SHELL/TEJAS ALLIANCE BUSINESS PLAN                                 PAGE 2 OF 2
GROSS PROFIT SUMMARY - PHYSICAL VOLUMES AND MARGINS                  07/14/95


                         *



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